UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period:  February 28, 2015

Item 1. Reports to Stockholders.

Annual Report

February 28, 2015

Collins Alternative Solutions Fund

Institutional Class
(CLLIX)

Class A
(CLLAX)

Investment Adviser

Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Phone: 1-855-55-ALT-MF

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	8
INVESTMENT HIGHLIGHTS	10
SCHEDULE OF INVESTMENTS	14
SCHEDULE OF WRITTEN OPTIONS	30
SCHEDULE OF SECURITIES SOLD SHORT	33
SCHEDULE OF OPEN FUTURES CONTRACTS	36
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS	37
SCHEDULE OF INTEREST RATE SWAPS	40
SCHEDULE OF TOTAL RETURN SWAPS	42
STATEMENT OF ASSETS AND LIABILITIES	44
STATEMENT OF OPERATIONS	46
STATEMENTS OF CHANGES IN NET ASSETS	47
FINANCIAL HIGHLIGHTS	48
NOTES TO FINANCIAL STATEMENTS	50
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	68
NOTICE OF PRIVACY POLICY & PRACTICES	69
ADDITIONAL INFORMATION	70

Dear Shareholder,

The Collins Alternative Solutions Fund (the “Fund”) concluded its third fiscal year on February 28, 2015.  For the fiscal year, the Funds Institutional Class shares returned 3.57% versus 5.05% for the Barclays US Aggregate Total Return Index, 15.51% for the S&P 500 Total Return Index and -0.21% for the HFRX Global Hedge Fund Index.  Annualized volatility1 for the Fund was 4.11% versus 2.90% for the Barclays US Aggregate Total Return Index and 11.92% for the S&P 500 Total Return Index.  The Fund had a beta1 to the Barclays US Aggregate Total Return Index of -0.31 and a beta to the S&P 500 Total Return Index of 0.20.

Performance Overview

In a tough year for hedge funds (and for most asset classes outside of the S&P 500), we generated positive performance and maintained low correlation to markets in general.  We added Statistical Arbitrage as a strategy during the year, bringing the total strategies deployed in the Fund to nine; no strategies were removed.  All strategies, with the exception of Arbitrage, were profitable for the year.  Global Macro, our sole detractor in the prior fiscal year, was our top performer this year, with Activism also performing strongly.

Global Macro had a strong year led by gains in several currency trades.  There was a key change in the backdrop for the strategy when the US Federal Reserve ended its monthly bond purchases under its quantitative easing (QE) program in October.  This is particularly significant because for the past several years global central banks had essentially been acting in sync i.e. synchronized interest cutting and various accommodative monetary policies — which led to dampening of volatility and price movement.  This is now changing and the groundwork for future interest rate hikes in the US and a significant divergence in Fed policy versus that of the other major central banks has been laid.

The resulting impact on markets has been an increase in currency and interest rate volatility and material price moves.  The rise in volatility and price differences (or “dispersion”) creates a more favorable environment for the strategy, as the manager goes both long and short instruments across various currency, interest rate and futures markets.  Key drivers of performance for the period included short positions in the Euro, Japanese Yen, Russian Ruble and Turkish Lira, as well as longs in Chinese domestic equities.  These gains were partially offset by several hedges and a short in the Swiss Franc, which appreciated significantly after a surprise announcement from the Swiss National Bank to remove its currency cap in January.

Activism was a strong performer for the period as a mix of maturing positions and new campaigns drove returns.  The manager successfully exited a turnaround position in a food retailer in which they had installed a new CEO.  There was also notable success in a proxy battle with a television based retailer, which led to a new CEO as well as a significant rebranding of the company.  More recent situations include positions in a power generation company and a student housing real estate investment trust (REIT).  Gains were offset most notably by a holding in a teen clothing retailer that was forced to seek bankruptcy protection due to fashion miscues by management combined with weak mall traffic.

Reinsurance, Opportunistic, Event Driven, Statistical Arbitrage, Market Neutral and Long/Short Credit were also solid performers for the period.  Reinsurance benefited from the lack of major natural catastrophes, which has led to some yield compression in newly issued catastrophe bonds.  Opportunistic benefited from several fixed income closed-end

____________
1  Based on daily returns from 04/30/12 (inception) through 2/28/15 funds that saw both appreciation in the underlying holdings as well as modest discount contraction.  We sold out of several funds during the period and added several, most notably in the master limited partnership (MLP) sector following the selloff in oil.

Event Driven experienced a fair amount of volatility, as small cap stocks, where the manager has significant exposure, were in negative territory for most of the period.  We were pleased with the manager’s contribution given that headwind as well as the manager’s avoidance of several “deal breaks” and other situations that hampered other peers in the strategy.  Statistical Arbitrage had balanced performance from its reversion and fundamental models, as well as European focused strategies.

Market Neutral had positive performance from its equities portfolio but those gains were offset from its option portfolio which is designed to benefit from times of higher volatility.  Changes to this portion of the managers’ portfolios has helped to mitigate the impact of the lower volatility environment.  Long/Short Credit navigated the volatile high yield markets well during the period.  The manager had avoided the energy sector, which is approximately 15% of the market, due to valuation concerns.  This discipline served us well as bonds issued by energy companies sold off extensively during the fourth quarter of 2014.  The manager is digging through the wreckage to see if there are situations where “the good was discarded with the bad” for potential longs, as well as companies that may have hidden energy exposure that could lead to further weakness, for potential shorts.

Arbitrage was the sole detractor for the period.  The strategy was a modest detractor largely due to the manager’s short bias throughout the period.  This positioning was driven by the manager’s view that certain technology and consumer stocks were exhibiting bubble-like characteristics.  While these sectors did selloff for a period in March and April, they generally rallied to new highs, impacting the portfolio negatively.  The manager has rebalanced the portfolio somewhat to mitigate the overall short bias but continues to believe that these stocks are significantly overvalued and represent compelling shorts.

Allocations

The overall exposures in the portfolio are a function of both a top-down view of where we see the most attractive strategies and a bottom-up consideration of each individual manager’s forward-looking opportunity set and risk/reward contribution.  During the period we added Statistical Arbitrage as a strategy to the Fund.  The strategy uses roughly 40 factor based models that generally are either mean reversion, fundamental or momentum based.  The strategy operates in over 24 different equity markets across the globe.  The signals generated from the models are derived at both the company-level (compared within their industry) and the industry-level (industry vs. industry), and then combined to generate one signal as well as adapt to current market conditions.  Adaptation in this strategy is important as markets reward different factors at different times and models need to be flexible to best capture the current factor regime.

In addition, throughout the year we dynamically rebalanced the portfolio to capture changes in the market environment of each strategy.  For the fiscal period, Event Driven Opportunistic and Long/Short Credit were increased most significantly, while Arbitrage and Market Neutral were the strategies that decreased the most.

Below are the strategy allocations as of February 28, 2015.

Collins Alternative Solutions Fund Strategy Allocations as of February 28, 2015 (Unaudited)

Percentages are stated as a percentage of allocated capital. Approximately 3% of assets were in unallocated cash.

Outlook

We believe the transition we are seeing out of QE in the US, while at the same time, more aggressive accommodative policies from the central banks in Europe, Japan and China, is one of the most important dynamics impacting markets today.  This has been the result of differing economic fundamentals in these regions and is creating significant dispersion in individual security and market performance, which helps strategies like ours that go both long and short different opportunities.  We believe three key opportunities will be found this year.

1.
Global Macro: The divergence in central bank policy and economic performance of the major economies is creating significant differences in the performance of currencies, interest rates and equities.  This translates into a fertile environment for the Global Macro strategy, which expresses long and short trades in these markets.  The dispersion in economic fundamentals combined with the drop in oil has been magnified in the emerging markets, which is where our strategy focuses.

2.
Long/Short Credit: The selloff in energy related names, which account for ~15% of the high-yield universe, has created significant volatility and dispersion in securities, which is a supportive environment for a long/short approach.  We are six years into the recovery cycle, a stage where a conservative, opportunistic approach to credit selection is increasingly important and where cracks typically appear, creating additional shorting opportunities.

3.
Event Driven/Activism: The backdrop for corporate events (i.e. mergers & acquisitions (M&A), spinoffs, share buybacks, conversions, etc.) remains robust.  Companies continue to look for creative ways to unlock shareholder value in an era of low top-line growth and take the opportunity to lock in low rates while credit markets remain open.

For the past several years, we have been in an environment dominated by easy money and equity markets that have seen multiple expansion and financial engineering as major drivers of performance.  While it does appear that the US is in better shape than other areas of the world, the recovery and underlying fundamentals are not necessarily as strong as markets are implying.  We are in a stage of the cycle where margin of safety is more important, particularly considering market liquidity and the trading dynamics of market participants.  Diversification, finding multiple ways to win, protecting the downside and not stretching for returns – these are hallmarks of our approach, and we believe these attributes are going to be of increasing importance as we look ahead.

Sincerely,

Dorothy C. Weaver	Michael J. Collins	Stephen T. Mason
CEO	President	Portfolio Manager

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Diversification does not assure a profit nor protect against risk in a declining market.

Fund holdings and sector allocation are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please see the Schedule of Investments, Schedule of Written Options, Schedule of Securities Sold Short, Schedule of Open Futures Contracts, Schedule of Open Forward Currency Contracts, Schedule of Interest Rate Swaps, and Schedule of Total Return Swaps for complete fund holdings.

Definitions:  The Barclays US Aggregate Total Return Index is a broad base index that is often used to represent investment grade bonds being traded in United States.  The Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in the U.S.  The S&P 500 Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy.  The HFRX Global Hedge Fund Index, calculated by Hedge Fund Research, Inc., is designed to be representative of the overall composition of the hedge fund universe.  It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.  The strategies are asset weighted based on the distribution of assets in the hedge fund industry.  Volatility (also known as standard deviation) is a measure of variation or dispersion of returns from the average return.  Beta represents the correlated ratio by which the fund’s returns moves in relation to a benchmark’s returns.  A positive beta means the fund’s returns move up and down in proportion to the benchmark’s returns; a negative beta means the fund’s returns move up and down in opposition to the benchmark’s returns; a zero beta means the fund’s returns move independently to the benchmark’s returns.  Correlation measures the degree to which the time-varying rate of return of an investment and that of one or more benchmark investments are synchronized.

It is not possible to invest directly in an index.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund invests in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.  Because the fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s and ETN’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  The value of ETN’s may be influenced by the level of supply and demand for the ETN, volatility and lack of liquidity.  The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate.  Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid.  Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations.  Sub-Advisers using different styles could experience overlapping security transactions.  Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Must be preceded or accompanied by a prospectus.

Distributor: Quasar Distributors, LLC.

COLLINS ALTERNATIVE SOLUTIONS FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/14 – 2/28/15) for both the Institutional Class shares and for the Class A shares.

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund, you will pay an initial sales charge of 5.00% when you invest.  Class A shares are also subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint and redeemed within twelve months of purchase.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional

COLLINS ALTERNATIVE SOLUTIONS FUND
Expense Example (Continued)
(Unaudited)

costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/14	2/28/15	9/1/14 – 2/28/15*
Actual**	$1,000.00	$1,025.30	$14.61
Hypothetical (5% return
before expenses)***	$1,000.00	$1,010.36	$14.51

*
Expenses are equal to the Fund’s annualized expense ratio of 2.91%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial period).  Excluding dividends, amortized and interest expense on short positions, the Fund’s annualized expense ratio would be 2.28%.

**	Excluding dividends, amortized and interest expense on short positions, your actual cost of investing in the Fund would be $11.45.
***	Excluding dividends, amortized and interest expense on short positions, your hypothetical cost of investing in the Fund would be $11.38.

	Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/14	2/28/15	9/1/14 – 2/28/15*
Actual**	$1,000.00	$1,023.60	$15.91
Hypothetical (5% return
before expenses)***	$1,000.00	$1,009.07	$15.79

*
Expenses are equal to the Fund’s annualized expense ratio of 3.17%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial period).  Excluding dividends, amortized and interest expense on short positions, the Fund’s annualized expense ratio would be 2.55%.

**	Excluding dividends, amortized and interest expense on short positions, your actual cost of investing in the Fund would be $12.79.
***	Excluding dividends, amortized and interest expense on short positions, your hypothetical cost of investing in the Fund would be $12.72.

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights
(Unaudited)

The Fund seeks long-term capital appreciation through absolute returns while maintaining a low correlation over time with major equity and bond markets.  Collins Capital Investments, LLC (the “Adviser”) believes that the Fund’s investment objective of generating long term capital appreciation through absolute (positive) returns can be achieved by utilizing various investment strategies and allocating its assets among multiple sub-advisers.  To implement these strategies, the Adviser and Sub-Advisers may invest in various types of securities and derivative instruments.  These strategies are similar to investment strategies traditionally employed by hedge funds.  The allocation of portfolio holdings as of February 28, 2015 is as follows:

Allocation of Portfolio Holdings
(as a percentage of net assets)

*  Valued at the net unrealized appreciation (depreciation).

Total Returns as of February 28, 2015
		Annualized
		Since Inception
	One Year	(4/30/12)
Institutional Class Shares	3.57%	4.38%
Barclays U.S. Aggregate Total Return Bond Index	5.05%	2.72%
S&P 500 Total Return Index	15.51%	18.07%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 1-855-55-ALT-MF.

Continued

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Barclays U.S. Aggregate Total Return Bond Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.  The S&P 500 Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy.  It is not possible to invest directly in an index.

Growth of $1,000,000 Investment

*  Inception Date

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights (Continued)
(Unaudited)

Total Returns as of February 28, 2015
		Since Inception
	One Year	(7/31/13)
Class A Shares (without sales charge)	3.40%	2.78%
Class A Shares (with sales charge)	-1.77%	-0.53%
Barclays U.S. Aggregate Total Return Bond Index	5.05%	4.67%
S&P 500 Total Return Index	15.51%	17.52%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 1-855-55-ALT-MF.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the inception date of the Fund’s Class A shares. The graph does not reflect any future performance.

The Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.  The S&P 500 Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy.  It is not possible to invest directly in an index.

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights (Continued)
(Unaudited)

Growth of $10,000 Investment

*  Inception Date

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments

February 28, 2015

	Principal
	Amount	Value
ASSET BACKED SECURITIES – 0.51%
Argent Securities Trust
0.281%, 05/25/2036 (a)	$220,910	$80,370
Morgan Stanley ABS Capital I, Inc.
0.331%, 09/25/2036 (a)	161,316	96,390
0.351%, 03/25/2037 (a)	323,924	181,894
NovaStar Asset Management Group, Inc.
0.321%, 09/25/2036 (a)	167,925	98,975
Ownit Mortgage Loan Trust
0.331%, 09/25/2037 (a)	287,854	174,126
Specialty Underwriting & Residential Finance Trust Series
0.441%, 04/25/2037 (a)	147,688	86,331
Structured Asset Securities Corp. Mortgage Loan Trust
0.321%, 09/25/2036 (a)	36,570	31,262
TOTAL ASSET BACKED SECURITIES (Cost $744,530)		749,348

BANK LOANS – 2.55%
Alvogen Pharma US, Inc.
12.500%, 04/22/2022	500,000	502,500
American Airlines, Inc.
4.250%, 10/08/2021 (a)	175,000	176,251
JC Penney Co., Inc.
6.000%, 05/22/2018	350,000	348,250
Kate Spade & Co.
4.000%, 04/09/2021	350,000	347,988
Lee Enterprises, Inc.
12.000%, 12/31/2022	500,000	540,000
Rite Aid Corp.
4.875%, 06/11/2021	350,000	352,075
Vertellus Specialties, Inc.
10.500%, 10/31/2019 (a)	500,000	476,875
Weight Watchers International, Inc.
4.000%, 04/02/2020	500,000	266,667
YRC Worldwide, Inc.
8.250%, 02/13/2019	350,000	347,377
Zebra Technologies Corp.
4.750%, 10/27/2021	350,000	354,162
TOTAL BANK LOANS (Cost $3,749,618)		3,712,145

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
COMMON STOCKS – 34.86%

Administrative and Support Services – 3.42%
Angie’s List, Inc. (b)(c)	19,081	$128,606
Baker Hughes, Inc.	1,936	121,020
Ctrip.com International Ltd. (b)(d)	37,311	1,692,800
Enova International, Inc. (b)	20,000	461,800
NorthStar Asset Management Group, Inc. (c)	99,070	2,404,429
Sotheby’s (c)	3,974	174,657
		4,983,312
Air Transportation – 0.04%
AMR Corp. Escrow (b)	28,850	64,047

Beverage and Tobacco Product Manufacturing – 0.13%
Reynolds American, Inc. (c)	2,464	186,328

Broadcasting (except Internet) – 4.81%
Liberty Interactive Corp. (b)(c)	77,210	2,280,011
Liberty Ventures (b)	57,000	2,290,260
Sirius XM Holdings, Inc. (b)(c)	624,800	2,430,472
		7,000,743
Chemical Manufacturing – 3.00%
Abbott Laboratories (c)	3,542	167,785
Alexion Pharmaceuticals, Inc. (b)	507	91,448
AptarGroup, Inc. (c)	2,489	163,950
Celgene Corp. (b)	1,159	140,853
Ecolab, Inc. (c)	1,415	163,489
Eli Lilly & Co.	2,300	161,391
Endo International PLC (b)(c)(d)	27,900	2,388,240
Gilead Sciences, Inc. (b)	1,519	157,262
Johnson & Johnson (c)	1,441	147,717
Merck & Co., Inc.	2,690	157,473
OMNOVA Solutions, Inc. (b)	75,634	602,803
Trinity Biotech PLC (d)	1,875	33,300
		4,375,711
Clothing and Clothing Accessories Stores – 0.05%
Destination Maternity Corp.	3,576	58,575
The Wet Seal, Inc. (b)(c)	800,031	16,081
		74,656

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
COMMON STOCKS – 34.86% (Continued)

Computer and Electronic Product Manufacturing – 1.52%
Advanced Micro Devices, Inc. (b)	3,017	$9,383
Harris Corp. (c)	2,228	173,071
Imation Corp. (b)	450,369	1,842,009
NetApp, Inc.	2,240	86,576
QUALCOMM, Inc.	1,384	100,354
		2,211,393
Credit Intermediation and Related Activities – 1.82%
Ally Financial, Inc. (b)	17,345	360,429
Capital One Financial Corp.	2,374	186,858
Citizens Financial Group, Inc.	45,450	1,128,978
Encore Capital Group, Inc. (b)	402	16,068
Ezcorp, Inc. (b)(c)	7,017	73,257
Fifth Third Bancorp	7,760	150,234
Nationstar Mortgage Holdings, Inc. (b)	9,803	261,250
Nelnet, Inc.	1,810	84,382
Ocwen Financial Corp. (b)	8,788	71,534
Regions Financial Corp.	14,283	137,260
Stonegate Mortgage Corp. (b)	3,045	30,511
Wells Fargo & Co.	2,793	153,028
		2,653,789
Data Processing, Hosting and Related Services – 0.12%
Automatic Data Processing, Inc. (c)	1,941	172,438

Electrical Equipment, Appliance, and
Component Manufacturing – 0.10%
Emerson Electric Co. (c)	2,427	140,572

Food Manufacturing – 0.33%
General Mills, Inc. (c)	2,993	160,993
Kellogg Co. (c)	2,391	154,172
McCormick & Co, Inc. (c)	2,199	165,761
		480,926
Food Services and Drinking Places – 0.15%
BJ’s Restaurants, Inc. (b)(c)	1,169	61,045
McDonald’s Corp. (c)	1,646	162,790
		223,835

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
COMMON STOCKS – 34.86% (Continued)

Furniture and Related Product Manufacturing – 0.15%
Pier 1 Imports, Inc.	7,403	$89,280
Select Comfort Corp. (b)	4,023	129,138
		218,418
General Merchandise Stores – 0.12%
Costco Wholesale Corp. (c)	1,159	170,327

Health and Personal Care Stores – 0.14%
Rite Aid Corp. (b)	26,522	211,646

Insurance Carriers and Related Activities – 1.05%
Aflac, Inc. (c)	2,565	159,671
Brown & Brown, Inc. (c)	4,855	156,040
Voya Financial, Inc. (c)	27,300	1,206,387
		1,522,098
Machinery Manufacturing – 0.12%
United Technologies Corp. (c)	1,447	176,404

Management of Companies and Enterprises – 0.78%
EchoStar Corp. (b)(c)	20,780	1,129,393

Merchant Wholesalers, Durable Goods – 0.10%
W.W. Grainger, Inc. (c)	631	149,490

Merchant Wholesalers, Nondurable Goods – 0.21%
Herbalife Ltd. (b)(d)	234	7,256
Sysco Corp. (c)	3,984	155,336
The Procter & Gamble Co. (c)	1,765	150,255
		312,847
Mining (except Oil and Gas) – 1.46%
Newmont Mining Corp. (c)	3,123	82,229
Stillwater Mining Co. (b)(c)	140,894	2,042,963
		2,125,192
Miscellaneous Store Retailers – 0.15%
Office Depot, Inc. (b)	12,776	119,711
Staples, Inc. (c)	5,489	92,023
		211,734

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
COMMON STOCKS – 34.86% (Continued)

Motion Picture and Sound Recording Industries – 0.11%
Time Warner, Inc.	1,922	$157,335

Nonstore Retailers – 2.16%
eBay, Inc. (b)(c)	2,146	124,275
EVINE Live, Inc. (b)	463,553	2,934,290
Nutrisystem, Inc.	5,000	86,050
		3,144,615
Nursing and Residential Care Facilities – 1.63%
Brookdale Senior Living, Inc. (b)(c)	63,410	2,378,509
Oil and Gas Extraction – 0.39%
Bill Barrett Corp. (b)(c)	652	6,546
Gran Tierra Energy, Inc. (b)(c)	18,865	47,728
Laredo Petroleum, Inc. (b)	42,150	502,850
Range Resources Corp. (c)	241	11,939
		569,063
Paper Manufacturing – 1.70%
Domtar Corp.	330	14,916
KapStone Paper and Packaging Corp. (c)	71,300	2,456,998
		2,471,914
Petroleum and Coal Products Manufacturing – 0.34%
Chevron Corp. (c)	2,475	264,033
Exxon Mobil Corp. (c)	1,357	120,149
PBF Energy, Inc.	3,357	104,637
		488,819
Pipeline Transportation – 0.31%
Boardwalk Pipeline Partners LP	27,967	458,659

Plastics and Rubber Products Manufacturing – 1.62%
Berry Plastics Group, Inc. (b)(c)	63,950	2,194,124
Illinois Tool Works, Inc. (c)	1,710	169,051
		2,363,175
Printing and Related Support Activities – 0.01%
RR Donnelley & Sons Co. (c)	847	16,152

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
COMMON STOCKS – 34.86% (Continued)

Professional, Scientific, and Technical Services – 0.35%
Amgen, Inc.	677	$106,776
Biogen Idec, Inc. (b)	223	91,339
Fluor Corp.	2,634	152,772
International Business Machines Corp.	940	152,224
		503,111
Publishing Industries (except Internet) – 1.74%
Graham Holdings Co.	2,265	2,234,151
Microsoft Corp. (c)	3,337	146,327
Oracle Corp. (c)	3,489	152,888
		2,533,366
Rail Transportation – 0.10%
Norfolk Southern Corp. (c)	1,400	152,824

Real Estate – 0.06%
Leucadia National Corp.	3,989	94,659

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 0.25%
Apollo Global Management LLC (c)	515	12,010
Eaton Vance Corp. (c)	3,711	156,233
Fortress Investment Group LLC – Class A	9,490	76,299
KKR & Co. LP (c)	3,156	72,115
The Blackstone Group LP (c)	1,150	43,079
		359,736
Support Activities for Mining – 0.55%
ConocoPhillips (c)	2,156	140,571
Nabors Industries Ltd. (d)	9,941	127,345
Triangle Petroleum Corp. (b)	108,250	536,920
		804,836
Support Activities for Transportation – 0.03%
Teekay Tankers Ltd. (d)	6,571	38,440

Telecommunications – 0.17%
AT&T, Inc. (c)	4,464	154,276
Vonage Holdings Corp. (b)	20,832	94,577
		248,853

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
COMMON STOCKS – 34.86% (Continued)

Transportation Equipment Manufacturing – 0.35%
General Motors Co.	5,065	$188,975
Lockheed Martin Corp. (c)	817	163,441
Polaris Industries, Inc. (c)	1,034	158,543
		510,959
Utilities – 2.24%
Atlantic Power Corp. (d)	905,806	2,626,837
Dominion Resources, Inc. (c)	2,165	156,075
EQT Corp. (c)	180	14,366
Eversource Energy (c)	3,113	161,098
National Fuel Gas Co. (c)	2,271	146,275
The Southern Co. (c)	3,326	152,297
		3,256,948
Waste Management and Remediation Services – 0.12%
Waste Management, Inc. (c)	3,160	172,157

Water Transportation – 0.75%
GasLog Ltd. (c)(d)	54,250	1,073,607
Hornbeck Offshore Services, Inc. (b)	979	20,422
		1,094,029
Wholesale Electronic Markets and Agents and Brokers – 0.11%
Genuine Parts Co. (c)	1,617	155,361
TOTAL COMMON STOCKS (Cost $46,108,638)		50,768,819

	Principal
	Amount
CONVERTIBLE BONDS – 0.78%
Administrative and Support Services – 0.28%
CBIZ, Inc.
4.875%, 10/01/2015; Acquired 06/26/12 and
01/30/13, Acquired Cost $518,481 (c)(e)	$326,000	402,610

Merchant Wholesalers, Nondurable Goods – 0.08%
Herbalife Ltd.
2.000%, 08/15/2019 (d)	150,000	113,345

Miscellaneous Manufacturing – 0.42%
Callaway Golf Co.
3.750%, 08/15/2019	500,000	618,437
TOTAL CONVERTIBLE BONDS (Cost $958,297)		1,134,392

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2015

	Principal
	Amount	Value
CORPORATE BONDS – 10.45%

Ambulatory Health Care Services – 0.74%
Prospect Medical Holdings, Inc.
8.375%, 05/01/2019;
Acquired 07/11/13, Acquired Cost $1,055,000 (e)	$1,000,000	$1,073,750

Beverage and Tobacco Product Manufacturing – 0.51%
Carolina Beverage Group LLC
10.625%, 08/01/2018; Acquired 05/30/14 and
11/06/14, Acquired Cost $793,125 (e)	750,000	746,250

Broadcasting (except Internet) – 0.89%
DISH DBS Corp.
5.875%, 11/15/2024	325,000	324,188
LBI Media, Inc.
10.000%, 04/15/2019; Acquired 11/25/13 and
04/01/14, Acquired Cost $775,000 (e)	750,000	787,500
Sirius XM Radio, Inc.
6.000%, 07/15/2024; Acquired 01/07/15, Acquired Cost $179,594 (e)	175,000	186,375
		1,298,063
Chemical Manufacturing – 0.41%
Hexion US Finance Corp.
8.875%, 02/01/2018	500,000	422,500
Valeant Pharmaceuticals International, Inc.
5.500%, 03/01/2023; Acquired 02/24/15, Acquired Cost $175,438 (d)(e)	175,000	177,625
		600,125
Clothing and Clothing Accessories Stores – 0.53%
HT Intermediate Holdings Corp.
12.000%, 05/15/2019; Acquired 06/13/14, 06/24/14,
Acquired 06/26/14 and 08/18/14, Acquired Cost $793,500 (e)	750,000	776,250

Computer and Electronic Product Manufacturing – 1.04%
Goodman Networks, Inc.
12.125%, 07/01/2018	910,000	896,350
Micron Technology, Inc.
5.250%, 08/01/2023; Acquired 01/29/15, Acquired Cost $275,000 (e)	275,000	282,219
Sprint Corp.
7.875%, 09/15/2023	325,000	337,187
		1,515,756
Data Processing, Hosting and Related Services – 0.12%
VeriSign, Inc.
4.625%, 05/01/2023	175,000	175,875

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2015

	Principal
	Amount	Value
CORPORATE BONDS – 10.45% (Continued)

Food Manufacturing – 0.81%
HJ Heinz Co.
4.875%, 02/15/2025; Acquired 01/26/15, Acquired Cost $167,000 (e)	$167,000	$168,253
Simmons Foods, Inc.
7.875%, 10/01/2021; Acquired 09/18/14 and
09/19/14, Acquired Cost $1,008,959 (e)	1,000,000	1,002,500
		1,170,753
Forestry and Logging – 0.13%
Resolute Forest Products, Inc.
5.875%, 05/15/2023	200,000	194,000

Merchant Wholesalers, Durable Goods – 0.34%
American Achievement Corp.
10.875%, 04/15/2016; Acquired 04/21/14, Acquired Cost $521,250 (e)	500,000	497,500

Merchant Wholesalers, Nondurable Goods – 1.20%
Lansing Trade Group LLC
9.250%, 02/15/2019; Acquired 03/11/14, Acquired Cost $1,009,163 (e)	750,000	697,500
US Foods, Inc.
8.500%, 06/30/2019	1,000,000	1,051,250
		1,748,750
Motion Picture and Sound Recording Industries – 0.25%
Netflix, Inc.
5.750%, 03/01/2024; Acquired 01/28/15, Acquired Cost $362,250 (e)	350,000	364,000

Paper Manufacturing – 0.94%
Beverage Packaging Holdings II
5.625%, 12/15/2016; Acquired 03/21/14 and
12/16/14, Acquired Cost $1,370,700, (d)(e)	1,355,000	1,368,550

Performing Arts, Spectator Sports, and Related Industries – 0.05%
Caesars Entertainment Operating Co., Inc.
9.000%, 02/15/2020 (f)	21,000	15,592
9.000%, 02/15/2020 (f)	53,000	39,352
Harrahs Oper, Inc.
11.250%, 06/01/2017 (f)	21,000	15,330
		70,274
Petroleum and Coal Products Manufacturing – 0.12%
Tesoro Corp.
5.125%, 04/01/2024	175,000	179,594

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2015

	Principal
	Amount	Value
CORPORATE BONDS – 10.45% (Continued)

Plastics and Rubber Products Manufacturing – 0.73%
Dispensing Dynamics International
12.500%, 01/01/2018; Acquired 03/05/14 and
04/24/14, Acquired Cost $1,088,125 (e)	$1,000,000	$1,055,000

Publishing Industries (except Internet) – 0.19%
IAC/InterActiveCorp
4.750%, 12/15/2022	275,000	273,625

Telecommunications – 0.58%
Frontier Communications Corp.
7.125%, 01/15/2023	165,000	173,044
HC2 Holdings, Inc.
11.000%, 12/01/2019; Acquired 01/08/14, Acquired Cost $343,875 (e)	350,000	359,625
Level 3 Communications, Inc.
5.750%, 12/01/2022	150,000	154,875
Windstream Corp.
6.375%, 08/01/2023	175,000	161,656
		849,200
Transportation Equipment Manufacturing – 0.13%
Dana Holding Corp.
5.500%, 12/15/2024	175,000	181,562

Utilities – 0.12%
NRG Energy, Inc.
6.250%, 05/01/2024	175,000	179,375

Wood Product Manufacturing – 0.62%
Hardwoods Acquisition, Inc.
7.500%, 08/01/2021; Acquired 07/15/14, Acquired Cost $638,000 (e)	638,000	615,670
NWH Escrow Corp.
7.500%, 08/01/2021; Acquired 02/11/15, Acquired Cost $282,000 (e)	300,000	285,000
		900,670
TOTAL CORPORATE BONDS (Cost $15,436,419)		15,218,922

	Shares
EXCHANGE TRADED FUNDS – 6.47%

Funds, Trusts, and Other Financial Vehicles – 6.18%
AllianceBernstein Global High Income Fund, Inc.	37,625	478,590
Industrial Select Sector SPDR Fund (c)	1,900	109,231
iShares 1-3 Year Credit Bond ETF (c)	10,718	1,129,249

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
EXCHANGE TRADED FUNDS – 6.47% (Continued)

Funds, Trusts, and Other Financial Vehicles – 6.18% (Continued)
iShares Baa-Ba Rated Corporate Bond ETF	10,923	$584,763
iShares Floating Rate Bond ETF (c)	16,436	832,319
iShares Intermediate Credit Bond ETF	10,496	1,161,487
iShares MBS ETF (c)	10,308	1,134,189
iShares MSCI Emerging Markets Index ETF	18,512	753,253
Market Vectors Gold Miners ETF (c)	76,334	1,624,388
Market Vectors Junior Gold Miners Fund	1,191	31,645
PowerShares Senior Loan Portfolio (c)	11,700	283,023
Putnam Premier Income Trust	106,694	568,679
Select Sector Spdr Tr Sbi Int-energy	1,400	110,628
SPDR S&P 500 ETF Trust (c)	852	179,482
SPDR S&P Homebuilders ETF	500	18,170
		8,999,096
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 0.29%
SPDR Blackstone/GSO Senior Loan ETF	8,766	433,391
TOTAL EXCHANGE TRADED FUNDS (Cost $9,424,826)		9,432,487

	Principal
	Amount
MORTGAGE BACKED SECURITIES – 0.11%
American Home Mortgage Asset Trust
1.074%, 09/25/2046 (a)	$150,031	106,762
American Home Mortgage Investment Trust
6.200%, 06/25/2036 (a)	108,186	57,890
TOTAL MORTGAGE BACKED SECURITIES (Cost $164,256)		164,652

	Shares
MUTUAL FUNDS – 14.35%

Funds, Trusts, and Other Financial Vehicles – 14.35%
AllianceBernstein Income Fund, Inc.	9,664	73,156
American Capital Ltd. (b)(c)	15,382	224,577
BlackRock Core Bond Trust	23,132	318,759
ClearBridge Energy MLP Fund, Inc.	22,300	598,755
Eaton Vance National Municipal Opportunities Trust	1,252	26,605
Morgan Stanley Emerging Markets Debt Fund, Inc.	64,596	603,973
NexPoint Credit Strategies Fund	226,517	2,604,945
Nuveen California AMT-Free Municipal Income Fund	1,252	18,367

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
MUTUAL FUNDS – 14.35% (Continued)

Funds, Trusts, and Other Financial Vehicles – 14.35% (Continued)
Nuveen Dividend Advantage Municipal Fund 2	1,252	$17,879
Nuveen Dividend Advantage Municipal Fund 3	25,649	360,625
Nuveen Municipal Advantage Fund, Inc.	9,783	135,397
Nuveen Quality Preferred Income Fund	117,133	1,013,200
Nuveen Select Quality Municipal Fund, Inc.	8,667	122,465
PIMCO Dynamic Credit Income Fund	40,000	824,000
Pioneer Floating Rate Trust	11,888	138,257
Putnam Municipal Opportunities Trust	28,707	350,800
Stone Ridge High Yield Reinsurance Risk Premium Fund	608,630	6,171,509
Stone Ridge Reinsurance Risk Premium Fund	627,691	6,333,397
The Cushing MLP Total Return Fund	50,700	220,545
Western Asset Emerging Market Income Fund, Inc.	65,703	741,787
TOTAL MUTUAL FUNDS (Cost $20,779,815)		20,898,998

	Contracts
PURCHASED OPTIONS – 4.32%

Call Options – 0.71%
Chicago Board Options Exchange SPX Volatility Index
Expiration: March 2015, Exercise Price $16.00	5	600
Expiration: March 2015, Exercise Price $20.00	20	960
Expiration: March 2015, Exercise Price $27.00	20	300
Expiration: April 2015, Exercise Price $17.00	20	4,160
Expiration: June 2015, Exercise Price $15.00	23	9,200
Citigroup, Inc.
Expiration: April 2015, Exercise Price $50.00	3	1,020
Financial Select Sector SPDR Fund
Expiration: April 2015, Exercise Price $25.00	6	102
Herbalife Ltd.
Expiration: March 2015, Exercise Price $35.00 (d)	5	315
Gold Future
Expiration: July 2015, Exercise Price $1,750.00	134	10,720
Expiration: January 2016, Exercise Price $2,000.00	138	24,840
S&P 500 Index
Expiration: March 2015, Exercise Price $2,150.00	6	3,480
Expiration: March 2015, Exercise Price $2,200.00	3	45
Expiration: March 2015, Exercise Price $2,250.00	6	150
Expiration: March 2015, Exercise Price $2,250.00	6	210
Expiration: April 2015, Exercise Price $2,200.00	6	930
SPDR S&P 500 ETF Trust
Expiration: March 2015, Exercise Price $211.50	7	518
Expiration: March 2015, Exercise Price $211.50	6	756

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2015

	Contracts	Value
PURCHASED OPTIONS – 4.32% (Continued)

Call Options – 0.71% (Continued)
United States Oil Fund LP
Expiration: March 2015, Exercise Price $20.00	6	$150
Expiration: January 2016, Exercise Price $20.00	54	9,720
		68,176

	Notional
	Amount
U.S. Dollar / Canadian Dollar
Expiration: July 2015, Exercise Price 1.28	3,350,000	50,702
U.S. Dollar / Chinese Yuan Renminbi
Expiration: February 2016, Exercise Price 6.13	13,400,000	587,577
U.S. Dollar / Japanese Yen
Expiration: January 2016, Exercise Price 140.00	2,660,000	327,925
		966,204
TOTAL CALL OPTIONS		1,034,380

	Contracts
Put Options – 3.61%
3 Month British Libor
Expiration: June 2015, Exercise Price $99.25	399	13,475
Expiration: September 2015, Exercise Price $99.38	399	86,625
Energy Select Sector SPDR Fund
Expiration: March 2015, Exercise Price $75.00	14	770
Euro Stoxx 50 Price EUR
Expiration: March 2015, Exercise Price $3,100.00	536	14,395
Financial Select Sector SPDR Fund
Expiration: April 2015, Exercise Price $24.00	6	228
Gilead Sciences, Inc.
Expiration: March 2015, Exercise Price $100.00	3	318
Herbalife Ltd.
Expiration: March 2015, Exercise Price $32.50 (d)	5	1,460
Palo Alto Networks, Inc.
Expiration: March 2015, Exercise Price $125.00	3	285
RetailMeNot, Inc.
Expiration: March 2015, Exercise Price $12.50	1	5
S&P 500 Index
Expiration: March 2015, Exercise Price $1,950.00	3	1,230
Expiration: March 2015, Exercise Price $2,000.00	3	480
Expiration: March 2015, Exercise Price $2,000.00	3	2,220
Expiration: April 2015, Exercise Price $1,900.00	6	1,620

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2015

	Contracts	Value
PURCHASED OPTIONS – 4.32% (Continued)

Put Options – 3.61% (Continued)
SPDR S&P 500 ETF Trust
Expiration: March 2015, Exercise Price $203.00	10	$670
Expiration: March 2015, Exercise Price $205.00	11	979
Expiration: March 2015, Exercise Price $211.50	6	1,170
Expiration: March 2015, Exercise Price $211.50	7	910
Expiration: April 2015, Exercise Price $206.00	12	3,024
Expiration: June 2015, Exercise Price $160.00	50	2,750
Expiration: June 2016, Exercise Price $175.00	300	203,250
SPDR S&P Homebuilders ETF
Expiration: June 2015, Exercise Price $35.00	10	1,030
Transocean Ltd.
Expiration: May 2015, Exercise Price $15.00 (d)	17	2,346
U.S. 10 Year Future
Expiration: March 2015, Exercise Price $126.00	503	125,750
United States Oil Fund LP
Expiration: March 2015, Exercise Price $18.50	11	1,254
		466,244

	Notional
	Amount
Euro / Czech Koruna
Expiration: July 2015, Exercise Price 26.95	6,650,000	31,739
Expiration: July 2015, Exercise Price 27.10	6,650,000	43,184
Expiration: August 2015, Exercise Price 27.07	6,650,000	49,740
Euro / Japanese Yen
Expiration: March 2015, Exercise Price 130.10	26,600,000	10,537
Euro / Mexican Peso
Expiration: March 2015, Exercise Price 17.00	23,275,000	562,067
Euro / U.S. Dollar
Expiration: March 2015, Exercise Price 1.12	26,800,000	175,714
Expiration: March 2015, Exercise Price 1.13	33,500,000	465,413
Expiration: March 2015, Exercise Price 1.17	1,330,000	1,483,316
Expiration: May 2015, Exercise Price 1.10	997,500	742,969
Expiration: May 2015, Exercise Price 1.12	33,500,000	618,289
Expiration: July 2015, Exercise Price 1.07	26,800,000	271,593
Expiration: January 2016, Exercise Price 1.01	1,330,000	337,840
New Zealand Dollar / U.S. Dollar
Expiration: March 2015, Exercise Price 0.70	670,000	23

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2015

	Notional
	Amount	Value
PURCHASED OPTIONS – 4.32% (Continued)

Put Options – 3.61% (Continued)
U.S. Dollar / Russian Rouble
Expiration: April 2015, Exercise Price 38.00	1,207,441	$4
Expiration: May 2015, Exercise Price 34.00	370,000	—
Expiration: August 2015, Exercise Price 35.00	310,000	95
Expiration: August 2015, Exercise Price 36.50	310,000	202
		4,792,725
TOTAL PUT OPTIONS		5,258,969
TOTAL PURCHASED OPTIONS (Cost $5,148,091)		6,293,349

	Shares
REAL ESTATE INVESTMENT TRUSTS – 5.11%

Credit Intermediation and Related Activities – 0.77%
Altisource Residential Corp.	54,000	1,115,100

Educational Services – 1.63%
Campus Crest Communities, Inc.	305,731	2,381,644

Funds, Trusts, and Other Financial Vehicles – 0.73%
American Capital Agency Corp.	10,666	228,626
Colony Financial, Inc.	16,000	403,360
Invesco Mortgage Capital, Inc.	2,458	39,254
New Senior Investment Group, Inc.	22,896	385,569
		1,056,809
Real Estate – 0.43%
American Realty Capital Properties, Inc.	42,500	416,925
Blackstone Mortgage Trust, Inc.	4,988	144,203
Two Harbors Investment Corp.	6,619	69,102
		630,230
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 0.74%
American Capital Mortgage Investment Corp.	2,493	45,996
Starwood Waypoint Residential Trust (c)	40,910	1,030,114
		1,076,110
Telecommunications – 0.81%
CyrusOne, Inc. (c)	39,690	1,179,587
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,082,857)		7,439,480

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
RIGHTS – 0.03%

Chemical Manufacturing – 0.03%
Sanofi (b)(d)	61,527	$41,838
TOTAL RIGHTS (Cost $45,698)		41,838

MONEY MARKET FUNDS – 32.32%
Fidelity Institutional Money Market Funds,
Class I, 0.074% (a)(c)	20,335,780	20,335,780
Goldman Sach Financial Square Funds,
Institutional Class, 0.001% (a)(c)	6,400,040	6,400,040
STIT – Liquid Assets Portfolio,
Institutional Class, 0.063% (a)(c)	20,335,780	20,335,780
TOTAL MONEY MARKET FUNDS (Cost $47,071,600)		47,071,600
Total Investments (Cost $156,714,645) – 111.86%		162,926,030
Liabilities in Excess of Other Assets – (11.86)%		(17,277,142)
TOTAL NET ASSETS – 100.00%		$145,648,888

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Variable rate security. The rate shown is as of February 28, 2015.
(b)	Non-income producing security.
(c)
All or a portion of this security is pledged as collateral for written options, futures, swaps and securities sold short.  The aggregate value of these securities as of February 28, 2015 was $46,490,807.  See Note 2 in the accompanying footnotes.

(d)	Foreign issued security.
(e)
Denotes a security is either fully or partially restricted to resale.  The aggregate value of restricted securities at February 28, 2015 was $10,846,177 which represented 7.45% of net assets.  Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933.  Such securities may be deemed illiquid using procedures established by the Board of Trustees.

(f)	Represents a security in default.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Written Options

February 28, 2015

	Contracts	Value
CALL OPTIONS
Atlantic Power Corp.
Expiration: April 2015, Exercise Price $2.50	85	$2,975
Campus Crest Communities, Inc.
Expiration: March 2015, Exercise Price $7.50	135	4,725
Chicago Board Options Exchange SPX Volatility Index
Expiration: March 2015, Exercise Price $15.00	23	3,795
Expiration: March 2015, Exercise Price $22.00	10	350
Expiration: March 2015, Exercise Price $24.00	34	850
Expiration: April 2015, Exercise Price $22.00	40	4,280
Citigroup, Inc.
Expiration: March 2015, Exercise Price $50.00	3	870
Financial Select Sector SPDR Fund
Expiration: March 2015, Exercise Price $24.50	6	102
Herbalife Ltd.
Expiration: March 2015, Exercise Price $40.00 (a)	12	228
S&P 500 Index
Expiration: March 2015, Exercise Price $1,980.00	6	77,340
Expiration: March 2015, Exercise Price $2,050.00	6	37,320
Expiration: March 2015, Exercise Price $2,090.00	3	11,040
Expiration: March 2015, Exercise Price $2,090.00	3	7,590
Expiration: March 2015, Exercise Price $2,100.00	3	8,940
Expiration: April 2015, Exercise Price $2,060.00	6	36,450
United States Oil Fund LP
Expiration: March 2015, Exercise Price $19.50	54	2,052
Expiration: March 2015, Exercise Price $21.00	12	144
		199,051

	Notional
	Amount
Australian Dollar / U.S. Dollar
Expiration: March 2015, Exercise Price 0.78	13,400,000	37,077
Euro / Mexican Peso
Expiration: March 2015, Exercise Price 18.70	6,650,000	82
Euro / Norwegian Kroner
Expiration: March 2015, Exercise Price 9.10	13,300,000	1,607
Euro / U.S. Dollar
Expiration: May 2015, Exercise Price 1.199	33,500,000	23,393
Expiration: July 2015, Exercise Price 1.1825	26,800,000	154,480
Expiration: January 2016, Exercise Price 1.32	665,000	21,445
U.S. Dollar / Brazilian Real
Expiration: May 2015, Exercise Price 3.20	2,680,000	16,163
Expiration: February 2016, Exercise Price 4.00	10,050,000	161,393

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Written Options (Continued)

February 28, 2015

	Notional
	Amount	Value
CALL OPTIONS (Continued)
U.S. Dollar / Russian Rouble
Expiration: April 2015, Exercise Price 45.00	12,100,000	$3,446,951
		3,862,591
TOTAL CALL OPTIONS		4,061,642

	Contracts
PUT OPTIONS
3 Month British Libor
Expiration: June 2015, Exercise Price $99.375(a)	399	28,875
Expiration: September 2015, Exercise Price $99.25(a)	399	51,975
Energy Select Sector SPDR Fund
Expiration: March 2015, Exercise Price $70.00	28	392
Euro Stoxx 50 Price EUR
Expiration: March 2015, Exercise Price $3,000.00	536	11,396
Financial Select Sector SPDR Fund
Expiration: March 2015, Exercise Price $24.50	6	150
Gilead Sciences, Inc.
Expiration: March 2015, Exercise Price $92.50	8	200
Herbalife Ltd.
Expiration: March 2015, Exercise Price $27.50 (a)	10	770
Palo Alto Networks, Inc.
Expiration: March 2015, Exercise Price $115.00	6	144
S&P 500 Index
Expiration: March 2015, Exercise Price $2,090.00	3	3,270
Expiration: March 2015, Exercise Price $2,090.00	3	6,645
Expiration: March 2015, Exercise Price $2,100.00	3	8,310
Expiration: April 2015, Exercise Price $2,060.00	6	9,510
SPDR S&P 500 ETF Trust
Expiration: March 2015, Exercise Price $192.00	20	320
Expiration: March 2015, Exercise Price $197.00	22	616
Expiration: April 2015, Exercise Price $196.00	24	2,472
Expiration: June 2015, Exercise Price $200.00	2	768
Transocean Ltd.
Expiration: May 2015, Exercise Price $13.00 (a)	34	2,550
U.S. 10 Year Future
Expiration: March 2015, Exercise Price $1.25	503	55,016
United States Oil Fund LP
Expiration: March 2015, Exercise Price $17.00	22	1,100
Vitamin Shoppe, Inc.
Expiration: March 2015, Exercise Price $45.00	100	29,750
		214,229

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Written Options (Continued)

February 28, 2015

	Notional
	Amount	Value
PUT OPTIONS (Continued)
Euro / Czech Koruna
Expiration: July 2015, Exercise Price 27.00	13,400,000	$66,833
Euro / Mexican Peso
Expiration: March 2015, Exercise Price 16.76	10,050,000	59,223
Expiration: March 2015, Exercise Price 16.80	6,650,000	81,419
Euro / U.S. Dollar
Expiration: March 2015, Exercise Price 1.10	33,500,000	7,760
Expiration: March 2015, Exercise Price 1.10	33,500,000	55,145
U.S. Dollar / Canadian Dollar
Expiration: July 2015, Exercise Price 1.225	6,700,000	84,139
U.S. Dollar / Japanese Yen
Expiration: November 2015, Exercise Price 105.00	32,750,000	106,536
Expiration: December 2015, Exercise Price 105.00	33,250,000	121,695
		582,750
TOTAL PUT OPTIONS		796,979
TOTAL WRITTEN OPTIONS (Premiums Received $2,973,371)		$4,858,621

(a)	Foreign issued written options.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Securities Sold Short

February 28, 2015

	Shares	Value
Acuity Brands, Inc.	305	$48,337
Amazon.com, Inc.	310	117,850
Amedisys, Inc.	1,049	31,648
Anthem, Inc.	350	51,258
Apollo Investment Corp.(1)	67,500	525,825
Applied Industrial Technologies, Inc.	343	15,027
ARIAD Pharmaceuticals, Inc.	4,799	39,016
athenahealth, Inc.	663	84,248
Autoliv, Inc.	532	59,850
AvalonBay Communities, Inc.(2)	196	32,995
Blackbaud, Inc.	921	41,814
Cablevision Systems Corp.	25,000	469,500
Callaway Golf Co.	45,492	408,973
CarMax, Inc.	229	15,368
Casey’s General Stores, Inc.	227	19,919
CBIZ, Inc.	30,062	265,748
Cepheid	962	54,680
Chipotle Mexican Grill, Inc.	65	43,223
CLARCOR, Inc.	183	12,043
Constant Contact, Inc.	1,483	61,292
Corrections Corp. of America(2)	12,850	512,586
CR Bard, Inc.	77	13,024
DCP Midstream Partners LP	8,700	346,260
Dealertrack Technologies, Inc.	635	25,254
Dillards, Inc.	4,430	576,609
Dr. Pepper Snapple Group, Inc.	6,300	496,377
DuPont Fabros Technology, Inc.(2)	15,480	484,679
EastGroup Properties, Inc.(2)	321	20,223
Energy Transfer Partners LP	1,115	66,320
Equity One, Inc.(2)	712	19,067
Facebook, Inc.	1,792	141,514
GATX Corp.	1,197	74,513
Graco, Inc.	242	18,339
Illumina, Inc.	375	73,298
iShares 20+ Year Treasury Bond ETF(3)	9,095	1,178,075
iShares Nasdq Biotechnology ETF(3)	1,665	561,887
iShares Russell 2000 ETF(3)	26,160	3,205,908
iShares U.S. Real Estate ETF(3)	17,800	1,408,336
Keryx Biopharmaceuticals, Inc.	1,804	21,937
Keurig Green Mountain, Inc.	842	107,422
Kinder Morgan, Inc.	2,224	91,206
Lennox International, Inc.	370	38,576
LinkedIn Corp.	377	100,734
Manhattan Associates, Inc.	1,279	63,758

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Securities Sold Short (Continued)

February 28, 2015

	Shares	Value
Marketo, Inc.	1,096	$30,633
Markwest Energy Partners LP	7,200	467,640
Martin Marietta Materials, Inc.	379	53,943
Mattress Firm Holding Corp.	1,117	68,037
Netflix, Inc.	253	120,152
NetSuite, Inc.	428	41,268
Nordson Corp.	241	18,540
Nu Skin Enterprises, Inc.	9,000	487,620
OPKO Health, Inc.	1,705	24,825
Palo Alto Networks, Inc.	838	119,180
Pilgrim’s Pride Corp.	1,953	53,571
Pool Corp.	902	62,391
Post Properties, Inc.(2)	462	26,274
PriceSmart, Inc.	195	15,491
Public Storage(2)	109	21,497
Realty Income Corp.(2)	10,150	508,109
Regency Centers Corp.(2)	323	21,198
Restoration Hardware Holdings, Inc.	772	68,013
salesforce.com, Inc.	715	49,607
SPDR S&P 500 ETF Trust(3)	5,027	1,058,988
SPDR S&P Midcap 400 ETF Trust(3)	1,518	416,236
SPDR S&P Retail ETF(3)	15,050	1,485,435
Splunk, Inc.	1,489	100,135
Sprouts Farmers Market, Inc.	465	17,117
SPS Commerce, Inc.	260	17,862
Sysco Corp.	12,160	474,118
Tesla Moters, Inc.	192	39,041
The Advisory Board Co.	616	33,338
The Boston Beer Co., Inc.	199	53,253
The Buckle, Inc.	9,580	481,874
The Dun & Bradstreet Corp.	3,855	510,710
The Toro Co.	485	32,810
Thermo Fisher Scientific, Inc.	444	57,720
Tiffany & Co.	263	23,202
Tractor Supply Co.	630	55,516
TripAdvisor, Inc.	949	84,698
Twitter, Inc.	2,724	130,970
Tyler Technologies, Inc.	257	30,678
Tyson Foods, Inc.	988	40,814
Under Armour, Inc.	1,343	103,425
Vail Resorts, Inc.	219	19,230
Valeant Pharmaceuticals International, Inc.(4)	680	134,286
Workday, Inc.	835	71,393
World Fuel Services Corp.	9,700	531,075

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Securities Sold Short (Continued)

February 28, 2015

	Shares	Value
Xylem, Inc.	630	$22,491
Zillow Group, Inc.	799	91,685

	Principal
	Amount
Block Financial LLC
5.500%, 11/01/2022(5)	$500,000	553,579
Rowan Cos, Inc.
4.875%, 06/01/2022(5)	500,000	483,621
TOTAL SECURITIES SOLD SHORT (Proceeds $19,562,802)		$21,457,805

(1)	Closed-ended mutual fund.
(2)	Real estate investment trust.
(3)	Exchange-traded fund.
(4)	Foreign issued security.
(5)	Corporate bond.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Futures Contracts

February 28, 2015

	Number				Unrealized
	of Contracts	Notional			Settlement	Appreciation
Description	Sold	Value		Currency	Month	(Depreciation)
90 Day Euro	128	$31,753,600		U.S. Dollar	Dec-15	$(21,244)
90 Day Euro	182	44,765,175		U.S. Dollar	Dec-16	25,223
90 Day Euro	102	25,012,950		U.S. Dollar	Jun-17	(179,089)
Brent Crude	17	1,073,550		U.S. Dollar	May-15	(65,164)
Euro-BTP Index	6	945,973	(a)	Euro	Mar-15	(19,156)
Euro-Oat Index	6	1,008,885	(a)	Euro	Mar-15	(3,982)
Mini MSCI
Emerging
Market Index	20	991,900		U.S. Dollar	Mar-15	(42,976)
S&P 500
E-mini Index	46	4,836,440		U.S. Dollar	Mar-15	(225,374)
US 10-Year Note	26	3,322,719		U.S. Dollar	Jun-15	6,722
Total Futures
Contracts Sold						$(525,040)

	Number				Unrealized
	of Contracts	Notional			Settlement	Appreciation
Description	Purchased	Value		Currency	Month	(Depreciation)
90-Day Bank Bill	58	$10,843,877	(a)	Australian Dollar	Dec-15	$28,135
Euro Stoxx
50 Index	42	1,687,294	(a)	Euro	Mar-15	70,116
Euro-Bond Index	25	4,461,068	(a)	Euro	Mar-15	53,112
Euro-BTP Index	26	4,099,214	(a)	Euro	Mar-15	77,414
FTSE China
A50 Index	91	989,398		U.S. Dollar	Mar-15	13,016
H-Shares Index	13	1,026,400	(a)	Hong Kong Dollar	Mar-15	18,292
Nikkei 225 Index	7	1,101,275	(a)	Japanese Yen	Mar-15	59,152
RTS Index	394	707,782		U.S. Dollar	Mar-15	110,161
Total Futures
Contracts
Purchased						$429,398
Total Futures
Contracts
Depreciation						$(95,642)

(a) Amount represents U.S. Dollar equivalent of notional value of currency as of February 28, 2015.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Forward Currency Contracts

February 28, 2015

		U.S. $		U.S. $
Forward		Value at		Value at	Unrealized
Settlement	Currency to	Feb. 28,	Currency to	Feb. 28,	Appreciation
Date	be Received	2015	be Delivered	2015	(Depreciation)
3/2/15 (a)	Australian Dollar	$3,140,707	U.S. Dollar	$3,165,750	$(25,043)
3/18/15 (a)	Australian Dollar	20,900,247	U.S. Dollar	20,858,916	41,331
3/18/15 (a)	Brazilian Real	1,352,082	U.S. Dollar	1,340,000	12,082
3/18/15 (a)	British Pound	12,658,770	Euro	11,824,057	834,713
3/18/15 (a)	Canadian Dollar	3,391,740	U.S. Dollar	3,350,000	41,740
3/18/15 (a)	Chilean Peso	1,360,374	U.S. Dollar	1,340,000	20,374
4/14/15 (a)	China Offshore Spot
	Exchange Rate	9,880,075	U.S. Dollar	9,975,000	(94,925)
2/16/16 (a)	Chinese Yuan
	Renminbi	11,993,946	U.S. Dollar	12,060,000	(66,054)
5/11/15 (a)	Chinese Yuan
	Renminbi	26,797,544	U.S. Dollar	26,800,000	(2,456)
5/18/15 (a)	Chinese Yuan
	Renminbi	10,682,551	U.S. Dollar	10,720,000	(37,449)
3/18/15 (a)	Czech Koruna	9,542,879	Euro	9,598,620	(55,741)
7/16/15 (a)	Czech Koruna	1,454,476	Euro	1,427,384	27,092
3/18/15 (a)	Euro	1,477,586	British Pound	1,612,327	(134,741)
3/18/15 (a)	Euro	7,249,953	Czech Koruna	7,322,181	(72,228)
3/18/15 (a)	Euro	1,650,972	Hungarian Forint	1,667,862	(16,890)
3/19/15 (a)	Euro	5,954,868	Mexican Peso	5,881,475	73,393
3/23/15 (a)	Euro	5,508,553	Mexican Peso	5,911,412	(402,859)
3/18/15 (a)	Euro	8,194,181	Norwegian Kroner	8,565,333	(371,152)
3/18/15 (a)	Euro	7,991,920	Swedish Krona	8,019,729	(27,809)
3/18/15 (a)	Euro	6,699,135	Swiss Franc	7,543,777	(844,642)
3/19/15 (a)	Euro	7,443,585	Swiss Franc	8,379,615	(936,030)
3/2/15 (a)	Euro	11,237,477	U.S. Dollar	11,436,449	(198,972)
3/11/15 (a)	Euro	15,747,342	U.S. Dollar	15,906,040	(158,698)
3/18/15 (a)	Euro	170,252,690	U.S. Dollar	177,206,002	(6,953,312)
3/18/15 (a)	Euro	2,977,394	U.S. Dollar	3,033,384	(55,990)
3/18/15 (a)	Hungarian Forint	2,642,949	U.S. Dollar	2,652,429	(9,480)
3/26/15 (a)	Indian Rupee	9,350,188	U.S. Dollar	9,310,000	40,188
3/31/15 (a)	Indian Rupee	2,661,730	U.S. Dollar	2,660,000	1,730
3/18/15 (a)	Israeli New Shekel	1,311,483	U.S. Dollar	1,330,000	(18,517)
3/18/15 (a)	Japanese Yen	4,749,782	Austrilian Dollar	4,686,557	63,225
3/18/15 (a)	Japanese Yen	57,634,488	U.S. Dollar	58,070,141	(435,653)
3/19/15 (a)	Japanese Yen	3,269,581	U.S. Dollar	3,350,000	(80,419)
3/12/15 (a)	Mexican Peso	1,979,728	Euro	1,935,148	44,580
3/18/15 (a)	Mexican Peso	5,906,433	Euro	5,508,177	398,256
3/18/15 (a)	Mexican Peso	5,835,773	U.S. Dollar	5,994,045	(158,272)
3/18/15 (a)	New Zealand Dollar	4,338,046	U.S. Dollar	4,321,920	16,126
3/18/15 (a)	Norwegian Kroner	5,239,940	Euro	5,022,744	217,196

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Forward Currency Contracts (Continued)

February 28, 2015

		U.S. $		U.S. $
Forward		Value at		Value at	Unrealized
Settlement	Currency to	Feb. 28,	Currency to	Feb. 28,	Appreciation
Date	be Received	2015	be Delivered	2015	(Depreciation)
3/18/15 (a)	Norwegian Kroner	$13,928,367	U.S. Dollar	$14,010,000	$(81,633)
3/18/15 (a)	Polish Zloty	2,634,946	U.S. Dollar	2,648,131	(13,185)
3/2/15 (a)	Russian Rouble	1,524,862	U.S. Dollar	1,489,600	35,262
3/10/15 (a)	Russian Rouble	1,462,945	U.S. Dollar	1,340,000	122,945
3/13/15 (a)	Russian Rouble	1,430,117	U.S. Dollar	1,340,000	90,117
3/18/15 (a)	Russian Rouble	690,050	U.S. Dollar	665,000	25,050
4/2/15 (a)	Russian Rouble	2,301,284	U.S. Dollar	3,501,579	(1,200,295)
4/9/15 (a)	Russian Rouble	1,120,827	U.S. Dollar	1,694,000	(573,173)
3/18/15 (a)	South African Rand	2,591,334	U.S. Dollar	2,629,575	(38,241)
3/18/15 (a)	Swedish Krona	4,143,929	Euro	4,144,479	(550)
3/18/15 (a)	Swedish Krona	2,654,612	U.S. Dollar	2,680,000	(25,388)
3/18/15 (a)	Swiss Franc	15,041,134	Euro	15,815,510	(774,376)
3/18/15 (a)	Swiss Franc	3,046,339	U.S. Dollar	3,331,523	(285,184)
3/2/15 (a)	Turkish Lira	1,343,482	U.S. Dollar	1,340,000	3,482
3/18/15 (a)	Turkish Lira	13,023,675	U.S. Dollar	13,172,817	(149,142)
3/2/15 (a)	U.S. Dollar	3,169,247	Austrilian Dollar	3,140,707	28,540
3/18/15 (a)	U.S. Dollar	7,371,005	Austrilian Dollar	7,170,250	200,755
3/18/15 (a)	U.S. Dollar	2,010,000	Brazilian Real	1,977,194	32,806
2/16/16 (a)	U.S. Dollar	938,000	Brazilian Real	945,276	(7,276)
5/13/15 (a)	U.S. Dollar	402,000	Brazilian Real	405,932	(3,932)
3/18/15 (a)	U.S. Dollar	10,892,800	British Pound	10,962,793	(69,993)
3/18/15 (a)	U.S. Dollar	5,340,000	Canadian Dollar	5,314,050	25,950
5/11/15 (a)	U.S. Dollar	26,800,000	China Offshore Spot
			Exchange Rate	26,783,847	16,153
5/18/15 (a)	U.S. Dollar	10,720,000	China Offshore Spot
			Exchange Rate	10,672,745	47,255
2/16/16 (a)	U.S. Dollar	6,700,000	Chinese Yuan
			Renminbi	6,661,277	38,723
2/17/16 (a)	U.S. Dollar	3,350,000	Chinese Yuan
			Renminbi	3,330,055	19,945
3/18/15 (a)	U.S. Dollar	1,631	Czech Koruna	1,636	(5)
3/2/15 (a)	U.S. Dollar	11,276,728	Euro	11,237,477	39,251
3/18/15 (a)	U.S. Dollar	111,564,681	Euro	109,060,817	2,503,864
3/19/15 (a)	U.S. Dollar	8,604,494	Euro	8,568,518	35,976
3/18/15 (a)	U.S. Dollar	2,660,000	Hungarian Forint	2,642,255	17,745
3/18/15 (a)	U.S. Dollar	3,247,396	Israeli New Shekel	3,191,391	56,005
3/18/15 (a)	U.S. Dollar	69,074,090	Japanese Yen	68,648,196	425,894
3/18/15 (a)	U.S. Dollar	226,549	Mexican Peso	223,971	2,578
3/18/15 (a)	U.S. Dollar	9,141,162	New Zealand Dollar	9,357,448	(216,286)
3/18/15 (a)	U.S. Dollar	940,134	Norwegian Kroner	887,032	53,102
3/2/15 (a)	U.S. Dollar	1,340,000	Russian Rouble	1,541,560	(201,560)

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Forward Currency Contracts (Continued)

February 28, 2015

		U.S. $		U.S. $
Forward		Value at		Value at	Unrealized
Settlement	Currency to	Feb. 28,	Currency to	Feb. 28,	Appreciation
Date	be Received	2015	be Delivered	2015	(Depreciation)
3/10/15 (a)	U.S. Dollar	$6,515,300	Russian Rouble	$6,807,570	$(292,270)
3/13/15 (a)	U.S. Dollar	1,335,000	Russian Rouble	1,331,778	3,222
4/2/15 (a)	U.S. Dollar	3,501,579	Russian Rouble	2,296,275	1,205,304
4/8/15 (a)	U.S. Dollar	3,168,000	Russian Rouble	2,880,179	287,821
4/9/15 (a)	U.S. Dollar	1,694,000	Russian Rouble	1,121,566	572,434
8/27/15 (a)	U.S. Dollar	558,000	Russian Rouble	327,989	230,011
3/18/15 (a)	U.S. Dollar	6,032,960	Singapore Dollar	5,988,188	44,772
3/18/15 (a)	U.S. Dollar	9,279,775	South African Rand	9,245,201	34,574
3/18/15 (a)	U.S. Dollar	2,510,844	Swiss Franc	2,557,352	(46,508)
8/25/15 (a)	U.S. Dollar	2,660,000	Taiwan Dollar	2,689,628	(29,628)
3/2/15 (a)	U.S. Dollar	1,341,292	Turkish Lira	1,343,482	(2,190)
3/18/15 (a)	U.S. Dollar	18,881,391	Turkish Lira	18,242,851	638,540
Total Open Forward Currency Contracts					$(6,498,045)

(a)	Citigroup Global Markets, Inc. is the central clearing counterparty for this open forward currency contract held by the Fund as of February 28, 2015.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Interest Rate Swaps

February 28, 2015

						Unrealized
	Reference	Pay/Receive		Expiration	Notional	Appreciation
Counterparty	Currency	Fixed Rate	Fixed Rate	Date	Amount	(Depreciation)
Citibank Global	Indian
Markets, Inc.	Rupee (INR)	Receive	6.430%	1/20/20	317,000,000	$(73,993)
Citibank Global	Indian
Markets, Inc.	Rupee (INR)	Receive	6.915%	1/9/20	317,000,000	23,957
Citibank Global	Mexican
Markets, Inc.	Peso (MXN)	Receive	6.210%	1/3/25	37,825,000	76,506
Citibank Global	New Zealand
Markets, Inc.	Dollar (NZD)	Receive	3.680%	4/21/16	71,000,000	70,033
Citibank Global	New Zealand
Markets, Inc.	Dollar (NZD)	Receive	3.950%	10/5/15	17,290,000	168,665
Citibank Global	Norwegian
Markets, Inc.	Kroner (NOK)	Pay	2.032%	1/14/17	16,450,000	(38,061)
Citibank Global	South African
Markets, Inc.	Rand (ZAR)	Receive	9.255%	4/8/24	41,500,000	117,990
Citibank Global	South African
Markets, Inc.	Rand (ZAR)	Receive	6.500%	9/23/15	50,760,000	(326)
						$344,771

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Total Return Swaps

February 28, 2015

Pay/Receive
Total Return on
Counterparty	Reference Entity	Reference Entity
Morgan Stanley	Australian Dollar Equity Securities(a)(b)	Pay(p)
Morgan Stanley	British Pound Equity Securities(a)(c)	Pay(p)
Morgan Stanley	Canadian Dollar Equity Securities(a)(d)	Pay(p)
Morgan Stanley	Canadian Dollar Equity Securities(a)(d)	Pay(p)
Morgan Stanley	Canadian Dollar Equity Securities(a)(d)	Pay(p)
Morgan Stanley	Danish Krone Equity Securities(a)(e)	Pay(p)
Morgan Stanley	Euro Equity Securities(a)(f)	Pay(p)
Morgan Stanley	Euro Equity Securities(a)(f)	Pay(p)
Morgan Stanley	Euro Equity Securities(a)(f)	Pay(p)
Morgan Stanley	Hong Kong Dollar Equity Securities(a)(g)	Pay(p)
Morgan Stanley	Japanese Yen Equity Securities(a)(h)	Pay(p)
Morgan Stanley	New Zealand Dollar Equity Securities(a)(i)	Pay(p)
Morgan Stanley	Norwegian Kroner Equity Securities(a)(j)	Pay(p)
Morgan Stanley	South African Rand Equity Securities(a)(k)	Pay(p)
Morgan Stanley	Swedish Krona Equity Securities(a)(l)	Pay(p)
Morgan Stanley	Swiss Franc Equity Securities(a)(m)	Pay(p)
Morgan Stanley	United States Dollar Equity Securities(a)(n)	Pay(p)
Morgan Stanley	United States Dollar Equity Securities(a)(n)	Pay(p)
Morgan Stanley	United States Dollar Equity Securities(a)(n)	Pay(p)
Morgan Stanley	United States Dollar Equity Securities(a)(n)	Pay(p)
Morgan Stanley	United States Dollar Equity Securities(a)(n)	Pay(p)
Morgan Stanley	United States Dollar Equity Securities(a)(n)	Pay(p)
Morgan Stanley	United States Dollar Equity Securities(a)(n)	Pay(p)
Morgan Stanley	United States Dollar Equity Securities(a)(n)	Pay(p)
Morgan Stanley	United States Dollar Equity Securities(a)(n)	Pay(p)
Morgan Stanley	United States Dollar Equity Securities(a)(n)	Pay(p)
Morgan Stanley	United States Dollar Equity Securities(a)(n)	Pay(p)
Morgan Stanley	United States Dollar Equity Securities(a)(n)	Pay(p)
Morgan Stanley	United States Dollar Equity Securities(a)(n)	Pay(p)
Bank of America	Herbalife Ltd.(o)	Pay
Bank of America	Transocean Ltd.(o)	Receive
Total net unrealized appreciation/(depreciation) on total return swaps

(a)	Contracts reset at end of each month contract is held.
(b)	Comprised of various equity securities from Australia.
(c)	Comprised of various equity securities from Great Britain.
(d)	Comprised of various equity securities from Canada.
(e)	Comprised of various equity securities from Denmark.
(f)	Comprised of various global equity securities from various European countries.
(g)	Comprised of various equity securities from Hong Kong.
(h)	Comprised of various equity securities from Japan.
(i)	Comprised of various equity securities from New Zealand.
(j)	Comprised of various equity securities from Norway.
(k)	Comprised of various equity securities from South Africa.
(l)	Comprised of various equity securities from Sweden.
(m)	Comprised of various equity securities from Switzerland.
(n)	Comprised of various equity securities from the United States.
(o)	Foreign issued total return swap.
(p)	Contracts are shown as net receive or pay. Contracts may have both a receivable and payable piece.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Total Return Swaps (Continued)

February 28, 2015

				Unrealized
Fixed	Termination	Notional	Number	Appreciation
Rate	Date	Amount	of Units	(Depreciation)
1.110% – 3.160%	7/30/15	$(483,207)	(1)	$(5,555)
(2.029)% – 0.871%	7/27/15	(822,572)	(1)	(2,415)
1.250%	7/29/15	(18,682)	(1)	919
0.700%	7/29/15	(15,081)	(1)	(601)
1.450%	7/29/15	(36,206)	(1)	408
(0.330)% – 0.570%	7/27/15	(82,595)	(1)	(3,546)
(1.863)% – 0.412%	7/24/15	(409,728)	(1)	(5,229)
(2.738)% – 0.412%	7/27/15	(1,226,434)	(1)	(1,181)
(2.113)% – 0.462%	7/27/15	(20,217)	(1)	935
(0.449)% – 0.601%	7/30/15	(623,225)	(1)	6,033
(0.805)% – 0.620%	7/30/15	(249,978)	(1)	2,810
0.750% – 4.150%	7/30/15	(18,073)	(1)	(88)
0.060% – 1.960%	7/27/15	(74,394)	(1)	695
1.125% – 6.550%	7/29/15	(98,077)	(1)	(193)
(1.830)% – 0.695%	7/27/15	(209,481)	(1)	4,068
(0.873)% – 0.402%	7/27/15	(270,430)	(1)	(5,208)
0.370%	7/24/15	(1,006,324)	(1)	53,492
0.370% – 0.970%	7/29/15	(141,450)	(1)	8,937
0.370% – 0.970%	7/29/15	(792,224)	(1)	52,495
0.370% – 0.970%	7/29/15	(193,464)	(1)	10,390
0.370% – 0.970%	7/29/15	(1,450,738)	(1)	91,629
0.370% – 0.970%	7/29/15	(1,501,927)	(1)	102,726
0.370% – 0.970%	7/29/15	(242,946)	(1)	18,367
(1.670)% – (0.230)%	7/29/15	(141,803)	(1)	(7,718)
(1.670)% – (0.230)%	7/29/15	(792,637)	(1)	(43,681)
(1.270)% – (0.230)%	7/29/15	(193,641)	(1)	(11,654)
(1.520)% – (0.230)%	7/29/15	(247,029)	(1)	(10,968)
4.310% – 11.110%	7/29/15	(293,699)	(1)	1,751
(1.805)% – 0.720%	7/30/15	(218,398)	(1)	(3,324)
0.050%	8/12/19	(37,758)	(1,218)	(12)
(13.828)% – 0.5721%	2/10/16	144,398	8,463	(7,890)
				$246,392

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Assets and Liabilities

February 28, 2015

ASSETS
Investments, at value (cost $156,714,645)	$162,926,030
Cash	114,073
Receivables:
Swap Receivable	9,957
Unrealized appreciation on open swap contracts	812,806
Unrealized appreciation on forward currency contracts	8,670,102
Investments sold	314,058
Swap interest receivable	392,588
Fund shares sold	517,576
Dividends and interest	409,314
Deposits at brokers	15,357,507
Other assets	11,149
TOTAL ASSETS	189,535,160

LIABILITIES
Written options, at value (premiums received $2,973,371)	4,858,621
Securities sold short, at value (proceeds $19,562,802)	21,457,805
Variation margin on futures contracts	64,154
Payables:
Currency Payable	130
Investments purchased	1,266,813
To affiliates	59,087
To advisor	213,757
To custodian	709
Dividends and interest on short positions	24,704
Swap interest payable	401,015
Fund shares redeemed	64,824
Distribution fees – Class A	6,862
Unrealized depreciation on open swap contracts	221,643
Unrealized depreciation on forward currency contracts	15,168,147
Accrued expenses and other liabilities	78,001
TOTAL LIABILITIES	43,886,272
NET ASSETS	$145,648,888

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Assets and Liabilities (Continued)

February 28, 2015

NET ASSETS CONSIST OF:
Paid-in capital	$142,901,938
Accumulated undistributed net investment income	6,900,887
Accumulated net realized loss	(547,068)
Net unrealized appreciation (depreciation) on:
Investments	5,066,127
Futures contracts	(95,642)
Swap contracts	591,163
Forward contracts	(6,498,045)
Securities sold short	(1,895,003)
Foreign currency translation	(35,477)
Purchased options	1,145,258
Written options	(1,885,250)
NET ASSETS	$145,648,888
CLASS A SHARES
Net assets	$19,065,194
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,775,736
Net asset value, offering, and redemption price per share(1)	$10.74
Maximum offering price per share ($10.93/0.9500)(2)	$11.31
INSTITUTIONAL CLASS SHARES
Net assets	$126,583,694
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	11,777,738
Net asset value, offering, and redemption price per share	$10.75

(1)	A contingent deferred sales charge (“CDSC”) of 0.50% may be charged on purchases greater than $1,000,000 redeemed within twelve months of purchase.
(2)	Reflects a maximum sales charge of 5.00%.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Operations

For the Year Ended February 28, 2015

INVESTMENT INCOME
Dividend income(1)	$3,339,797
Interest income	1,061,682
TOTAL INVESTMENT INCOME	4,401,479
EXPENSES
Investment advisory fees	2,942,607
Dividend expense	547,684
Interest expenses	457,618
Administration and accounting fees	186,409
Transfer agent fees and expenses	80,686
Federal and state registration fees	49,276
Audit and tax fees	48,004
Custody fees	38,243
Distribution fees – Class A	34,141
Legal fees	23,119
Chief Compliance Officer fees and expenses	22,652
Reports to shareholders	18,751
Trustees’ fees and related expenses	5,152
Other expenses	36,450
TOTAL EXPENSES	4,490,792
Plus recoupment of expenses reimbursed by Adviser (Note 4)	97,846
NET EXPENSES	4,588,638
NET INVESTMENT LOSS	(187,159)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	4,834,422
Futures contracts	651,289
Swap contracts	17,207
Forward contracts	9,568,378
Securities sold short	(2,897,650)
Foreign currency translation	92,636
Purchased options	(2,881,132)
Written options	2,039,693
11,424,843
Net change in unrealized appreciation (depreciation) on:
Investments	(825,871)
Futures contracts	(17,744)
Swap contracts	648,039
Forward contracts	(6,693,460)
Securities sold short	1,122,565
Foreign currency translation	(32,377)
Purchased options	1,302,658
Written options	(1,869,406)
(6,365,596)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,059,247
NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,872,088

(1)  Net of $8,472 in foreign withholding tax and issuance fees.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 28,
	2015	2014
FROM OPERATIONS
Net investment loss	$(187,159)	$(813,889)
Net realized gain (loss) on:
Investments	4,834,422	3,631,749
Futures contracts	651,289	(288,795)
Swap contracts	17,207	(491,402)
Forward contracts	9,568,378	720,722
Securities sold short	(2,897,650)	(259,079)
Foreign currency translation	92,636	(10,225)
Purchased options	(2,881,132)	(1,720,960)
Written options	2,039,693	164,282
Net change in unrealized appreciation (depreciation) on:
Investments	(825,871)	5,161,910
Futures contracts	(17,744)	(43,137)
Swap contracts	648,039	25,431
Forward contracts	(6,693,460)	255,282
Securities sold short	1,122,565	(2,895,059)
Foreign currency translation	(32,377)	1,504
Purchased options	1,302,658	(162,214)
Written options	(1,869,406)	(79,315)
	4,872,088	3,196,805
FROM DISTRIBUTIONS
Net investment income – Class A(1)	(198,567)	(3,159)
Net investment income – Institutional Class	(1,583,166)	(79,900)
Net realized gain on investments – Class A(1)	(515,523)	(6,111)
Net realized gain on investments – Institutional Class	(3,593,971)	(154,550)
Net decrease in net assets resulting from distributions paid	(5,891,227)	(243,720)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	59,074,276	120,308,035
Proceeds from shares sold – Class A(1)	16,353,834	6,828,428
Net asset value of shares issued to shareholders in
payment of distributions declared – Institutional Class	3,701,108	231,658
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A(1)	706,051	9,227
Payments for shares redeemed – Institutional Class	(77,812,161)	(10,498,458)
Payments for shares redeemed – Class A(1)	(4,571,263)	(151,677)
Net increase in net assets from capital share transactions	(2,548,155)	116,727,213
TOTAL INCREASE IN NET ASSETS	(3,567,294)	119,680,298
NET ASSETS:
Beginning of Period	149,216,182	29,535,884
End of Period	$145,648,888	$149,216,182
ACCUMULATED NET INVESTMENT INCOME/(LOSS)	$6,900,887	$(103,276)

(1)  The Class A shares commenced operations on July 31, 2013.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Institutional Class	Year Ended	Year Ended	Period Ended
	February 28,	February 28,	February 28,
	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.82	$10.31	$10.00

Income from Investment Operations:
Net investment loss(2)	(0.02)	(0.12)	(0.14)
Net realized and unrealized gain on investments	0.41	0.66	0.49
Total from investment operations	0.39	0.54	0.35

Less Distributions Paid:
From net investment income	(0.14)	(0.01)	(0.04)
From net realized gain on investments	(0.32)	(0.02)	— (3)
Total distributions paid	(0.46)	(0.03)	(0.04)

Net Asset Value, End of Period	$10.75	$10.82	$10.31

Total Return(4)(5)	3.57%	5.30%	3.52%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$126,584	$142,457	$29,536

Ratio of expenses to average net assets:
Before waivers and
reimbursements/recoupment of expenses(6)	2.95%	2.96%	3.68%
Excluding dividends, amortization and
interest expense on short positions(6)	2.29%	2.47%	3.02%
After waivers and
reimbursements/recoupment of expenses(6)	3.03%	2.98%	3.15%
Excluding dividends, amortization and
interest expense on short positions(6)	2.36%	2.49%	2.49%

Ratio of net investment loss to average net assets:
Before waivers and
reimbursements/recoupment of expenses(6)(7)	(0.07)%	(1.11)%	(2.20)%
After waivers and
reimbursements/recoupment of expenses(6)(7)	(0.14)%	(1.13)%	(1.67)%
Portfolio turnover rate(5)(8)	114.20%	102.74%	153.74%

(1)	Fund commenced operations on April 30, 2012.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Less than 0.005 cent per share.
(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	The net investment loss ratios include dividends, amortization and interest expense on short positions.
(8)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Class A	Year Ended	Period Ended
	February 28,	February 28,
	2015	2014(1)
Net Asset Value, Beginning of Period	$10.81	$10.74

Income from Investment Operations:
Net investment gain/(loss)(2)	0.00 (3)	(0.07)
Net realized and unrealized gain on investments	0.37	0.17
Total from investment operations	0.37	0.10

Less Distributions Paid:
From net investment income	(0.12)	(0.01)
From net realized gain on investments	(0.32)	(0.02)
Total distributions paid	(0.44)	(0.03)

Net Asset Value, End of Period	$10.74	$10.81

Total Return(4)(5)	3.40%	1.00%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$19,065	$6,760

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(6)	3.19%	3.19%
Excluding dividends, amortization and
interest expense on short positions(6)	2.55%	2.69%
After waivers and reimbursements of expenses(6)	3.19%	3.19%
Excluding dividends, amortization and
interest expense on short positions(6)	2.55%	2.69%

Ratio of net investment loss to average net assets:
Before waivers and reimbursements of expenses(6)(7)	0.02%	(1.21)%
After waivers and reimbursements of expenses(6)(7)	0.02%	(1.21)%
Portfolio turnover rate(5)(8)	114.20%	102.74%

(1)	Fund commenced operations on July 31, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Less than 0.005 cent per share.
(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	The net investment loss ratios include dividends, amortization and interest expense on short positions.
(8)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements
February 28, 2015

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Collins Alternative Solutions Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation through absolute returns while maintaining a low correlation over time with the major equity and bond markets.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Fund became effective on April 30, 2012 and commenced operations on April 30, 2012 and July 31, 2013 for the Institutional Class and Class A shares, respectively.  Class A shares are subject to an initial maximum sales charge of 5.00% imposed at the time of purchase and 0.50% may be charged on purchases greater than $1,000,000 redeemed within twelve months of purchase.  Each class of shares has identical rights and privileges except with respect to distribution fees, sales charges, and voting rights on matters affecting a single class of shares.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Collins Capital Investments, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities, including common stocks, convertible preferred stocks, exchange traded funds and rights, listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)) the security is valued at the mean between the bid and ask prices on such day and will generally be classified as Level 2.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2015

value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Bank loans will be valued at prices supplied by a Pricing Service for such securities (valued at the mean price), if available, and otherwise will be valued at the most recent bid quotations or evaluated prices, as applicable, based on quotations or prices obtained from one or more broker-dealers known to follow the issue.

Foreign securities will be priced at their local currencies as of the close of their primary exchange or market or as of the time a Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated to U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”, generally 4:00 p.m. Eastern time.

Debt securities other than short-term instruments are valued in accordance with prices supplied by a Pricing Service. A Pricing Service may use the mean between the closing bid and ask prices provided by a Pricing Service.  If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations.  The Fund’s Pricing Services use multiple valuation techniques to determine fair value.  In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which quotes from market makers are used to determine fair value.  In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value and generally will be classified as Level 2.  If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealer known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.  Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2015

view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and the option will generally be classified as Level 2.  Over-the-counter options with less than 180 days remaining until their expiration shall be valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration shall be valued at the prices provided by a recognized independent broker-dealer.  Futures contracts are valued at the last settlement price at the closing of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and ask prices as of the close of such exchange or board of trade.

Over-the-counter financial derivative instruments, such as foreign currency contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.  These contracts are normally valued on the basis of broker dealer quotations or a Pricing Service at the settlement price determined by the relevant exchange.  Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a Pricing Service using a series of techniques, including simulation pricing models.  The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.  Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Forward currency contracts valued at the mean between the bid and asked prices.

Swap agreements are generally traded over the counter and are valued by a Pricing Service using observable inputs.  If a price provided by a Pricing Service differs from the price provided by an independent dealer by 10% or more or the Adviser otherwise believes that the price provided by the Pricing Service is inaccurately stated, the Adviser shall price the swap using the average of two prices obtained by independent dealers. In the event the Adviser determines the price of a swap in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair value procedures.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2015

recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2015:

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2015

	Level 1	Level 2	Level 3	Total
Assets(1):
Asset Backed Securities	$—	$749,348	$—	$749,348
Bank Loans	—	3,712,145	—	3,712,145
Common Stocks
Accommodation and Food Services	223,835	—	—	223,835
Administrative and Support and Waste
Management and Remediation Services	5,155,468	—	—	5,155,468
Finance and Insurance	4,535,623	—	—	4,535,623
Health Care and Social Assistance	2,378,509	—	—	2,378,509
Information	10,112,736	—	—	10,112,736
Management of Companies
and Enterprises	1,129,393	—	—	1,129,393
Manufacturing	13,640,771	—	—	13,640,771
Mining, Quarrying, and
Oil and Gas Extraction	3,499,090	—	—	3,499,090
Professional, Scientific,
and Technical Services	503,111	—	—	503,111
Real Estate and Rental and Leasing	94,659	—	—	94,659
Retail Trade	3,812,977	—	—	3,812,977
Transportation and Warehousing	1,743,953	64,047	—	1,808,000
Utilities	3,256,948	—	—	3,256,948
Wholesale Trade	617,699	—	—	617,699
Total Common Stocks	50,704,772	64,047	—	50,768,819
Convertible Bonds	—	1,134,392	—	1,134,392
Corporate Bonds	—	15,218,922	—	15,218,922
Exchange-Traded Funds	9,432,487	—	—	9,432,487
Mortgage Backed Securities	—	164,652	—	164,652
Mutual Funds	20,898,998	—	—	20,898,998
Purchased Options	328,415	5,964,934	—	6,293,349
Real Estate Investment Trusts	7,439,480	—	—	7,439,480
Rights	41,838	—	—	41,838
Short-Term Investments	47,071,600	—	—	47,071,600
Total Assets	$135,917,590	$27,008,440	$—	$162,926,030
Liabilities:
Securities Sold Short
Common Stock	$8,933,287	$—	$—	$8,933,287
Closed-End Mutual Funds	525,825	—	—	525,825
Corporate Bonds	—	1,037,200	—	1,037,200
Exchange-Traded Funds	9,314,865	—	—	9,314,865
Real Estate Investment Trusts	1,646,628	—	—	1,646,628
Total Securities Sold Short	20,420,605	1,037,200	—	21,457,805
Written Options	252,055	4,606,566	—	4,858,621
Total Liabilities	$20,672,660	$5,643,766	$—	$26,316,426
Other Financial Instruments(2)
Forwards	$—	$(6,498,045)	$—	$(6,498,045)
Futures	(95,642)	—	—	(95,642)
Swaps	—	591,163	—	591,163
Total Other Financial Instruments	$(95,642)	$(5,906,882)	$—	$(6,002,542)

(1)	See the Schedule of Investments for industry specific classifications.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2015

(2)
Other financial instruments are futures contracts, swap contracts and forward contracts not reflected in the Schedule of Investments, which are reflected at the net unrealized appreciation (depreciation) on the instrument.

(3)
The Fund did not invest in any Level 3 securities as of the beginning and end of each financial reporting period.  For the year ended February 28, 2015, the Fund did not have unobservable inputs (Level 3 securities) used in determining fair value.  Therefore, a reconciliation of assets and liabilities in which significant inputs (Level 3 securities) were used in determining fair value is not applicable.

The Fund did not have any transfers between any levels during the year ended February 28, 2015. It is the Fund’s policy to record transfers between levels at the end of the reporting period.
(b) Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund invested in derivative instruments such as purchased options, written options, forward currency contracts, swap contacts and futures contracts during the year.
The fair value of derivative instruments as reported within this Schedule of Investments as of February 28, 2015 was as follows:

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Notes to Financial Statements (Continued)
February 28, 2015

	Asset Derivatives
Derivatives not accounted	Statement of
for as hedging instruments	Assets & Liabilities Location	Value
Equity Contracts – Options	Investments, at value	$273,010
Commodity Contracts – Options	Investments, at value	35,560
Interest Rate Contracts – Options	Investments, at value	225,850
Foreign Exchange
Contracts – Options	Investments, at value	5,758,929
Interest Rate	Net assets –
Contracts – Futures	Unrealized appreciation*	60,080
Equity	Net assets –
Contracts – Futures	Unrealized appreciation*	401,263
Commodity	Net assets –
Contracts – Futures	Unrealized appreciation*	—
Foreign Exchange	Unrealized appreciation on
Contracts – Forwards	forward currency contracts	8,670,102
Interest Rate	Unrealized appreciation on
Contracts – Swaps	open swap contracts	457,151
Total Return	Unrealized appreciation on
Contracts – Swaps	open swap contracts	355,655
Total		$16,237,600

	Liability Derivatives
Derivatives not accounted	Statement of
for as hedging instruments	Assets & Liabilities Location	Value
Equity Contracts – Options	Written options, at value	$277,414
Interest Rate Contracts – Options	Written options, at value	135,866
Foreign Exchange
Contracts – Options	Written options, at value	4,445,341
Interest Rate	Net assets –
Contracts – Futures	Unrealized depreciation*	204,315
Equity	Net assets –
Contracts – Futures	Unrealized depreciation*	287,506
Commodity	Net assets –
Contracts – Futures	Unrealized depreciation*	65,164
Foreign Exchange	Unrealized depreciation on
Contracts – Forwards	forward currency contracts	15,168,147
Interest Rate	Unrealized depreciation on
Contracts – Swaps	open swap contracts	112,380
Total Return	Unrealized depreciation on
Contracts – Swaps	open swap contracts	109,263
Total		$20,805,396

*
Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts.  Only the current days variation margin is reflected in the Statement of Assets and Liabilities.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2015

The effect of derivative instruments on the Statement of Operations for the year ended February 28, 2015 was as follows:

	Amount of Realized Gain or (Loss) on
	Derivatives Recognized in Income
Derivatives not					Forward
accounted for as	Purchased	Written	Futures	Swap	Currency
hedging instruments	Options	Options	Contracts	Contracts	Contracts	Total
Interest Rate
Contracts	$(218,194)	$102,754	$127,792	$31,594	$—	$43,946
Foreign Exchange
Contracts	(2,187,319)	1,578,625	—	(143,756)	9,568,378	8,815,928
Commodity Contracts	—	—	489,445	—	—	489,445
Equity Contracts	(475,619)	358,314	34,052	129,369	—	46,116
Total	$(2,881,132)	$2,039,693	$651,289	$17,207	$9,568,378	$9,395,435

	Change in Unrealized Appreciation or (Depreciation)
	on Derivatives Recognized in Income
Derivatives not					Forward
accounted for as	Purchased	Written	Futures	Swap	Currency
hedging instruments	Options	Options	Contracts	Contracts	Contracts	Total
Interest Rate
Contracts	$(14,434)	$50,983	$(178,123)	$390,400	$—	$248,826
Foreign Exchange
Contracts	1,712,653	(2,088,132)	—	—	(6,693,460)	(7,068,939)
Commodity
Contracts	(64,603)	—	(65,164)	—	—	(129,767)
Equity Contracts	(330,958)	167,743	225,543	257,639	—	319,967
Total	$1,302,658	$(1,869,406)	$(17,744)	$648,039	$(6,693,460)	$(6,629,913)

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. The following table presents offsetting of assets and liabilities as of February 28, 2015.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2015

Assets:
		Gross	Net
		Amount	Amounts
		Offset	Presented	Gross Amounts not Offset
		in the	in the	in the Statement of
	Gross	Statement	Statement	Assets and Liabilities
	Amount of	of Assets	of Assets
	Recognized	and	and	Financial	Collateral	Net
Description	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Future
Contracts	$36,071	$(36,071)	$—	$—	$—	$—
Interest Rate
Swap
Contracts	457,151	—	457,151	(112,380)	—	344,771
Total Return
Swap
Contracts	355,655	—	355,655	(109,263)	—	246,392
Forward
Contracts	8,670,102	—	8,670,102	(8,670,102)	—	—
	$9,518,979	$(36,071)	$9,482,908	$(8,891,745)	$—	$591,163

Liabilities:
		Gross	Net
		Amount	Amounts
		Offset	Presented	Gross Amounts not Offset
		in the	in the	in the Statement of
	Gross	Statement	Statement	Assets and Liabilities
	Amount of	of Assets	of Assets
	Recognized	and	and	Financial	Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Written
Options	$4,858,621	$—	$4,858,621	$—	$(4,858,621)	$—
Futures
Contracts	100,225	(36,071)	64,154	—	(64,154)	—
Interest Rate
Swap
Contracts	112,380	—	112,380	(112,380)	—	—
Total Return
Swap
Contracts	109,263	—	109,263	(109,263)	—	—
Forward
Contracts	15,168,147	—	15,168,147	(8,670,102)	(6,498,045)	—
	$20,348,636	$(36,071)	$20,312,565	$(8,891,745)	$(11,420,820)	$—

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2015

Options

The Fund is subject to equity price risk and foreign currency fluctuations in the normal course of pursuing its investment objectives.  The Fund enters into written call options to hedge against changes in the value of equities.  The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.  The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities.  In addition, the Fund enters into purchased put options to hedge against changes in the value of written put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the written option.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised.  The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

Transactions in written options during the year ended February 28, 2015 were as follows:

	Notional		Total
	Amount	Contracts	Premiums(1)
Call Options
Outstanding, beginning of year	15,125,000	817	$398,317
Options written	282,325,000	14,311	4,024,451
Options terminated in closing transactions	—	(3,356)	(1,039,902)
Options exercised	—	(6,334)	(649,418)
Options expired	(178,305,000)	(4,997)	(1,339,644)
Outstanding, end of year	119,145,000	441	$1,393,804

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2015

	Notional		Total
	Amount	Contracts	Premiums(1)
Put Options
Outstanding, beginning of year	81,300,000	124	$386,531
Options written	219,520,000	5,948	3,060,013
Options terminated in closing transactions	—	(787)	(1,010,891)
Options exercised	—	(997)	(94,229)
Options expired	(131,020,000)	(2,154)	(761,857)
Outstanding, end of year	169,800,000	2,134	$1,579,567

(1) Represents total premiums for both notional amount and contract activity.

As of February 28, 2015, deposits with broker which served as collateral for options written was $304,960.

Transactions in purchased options during the year ended February 28, 2015 were as follows:
	Notional
	Amount	Contracts
Outstanding, beginning of year	46,705,000	615
Options purchased	755,837,441	10,515
Options terminated in closing transactions	(27,023,000)	(2,925)
Options exercised	—	(361)
Options expired	(559,159,500)	(5,052)
Outstanding, end of year	216,359,941	2,792

Futures and Forward Currency Contracts

The Fund may enter into foreign currency forward exchange contracts.  When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund may enter into futures contracts traded on domestic exchanges, including stock index futures contracts.  Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.  Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.  Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses.  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  As collateral for futures contracts, the Fund is required under the 1940

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2015

Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.  At February 28, 2015, deposits at broker for futures contracts amounted to $1,463,492.  The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time.  Futures contracts also expose the Fund to counterparty credit risk.  The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations.

The average monthly notional amounts during the year were as follows:

	Futures Contracts	Forward Currency Contracts
Long	$31,926,021	$368,949,084
Short	$67,245,961	$369,471,708

Swap Agreements

The Fund is subject to equity price, foreign exchange rate, credit, and volatility risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes to manage these risks.  These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.  The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.  Payments received or paid at the beginning of the agreement are referred to as upfront payments.  The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss until contracts are closed or payments are received/paid and recognized as income.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  At February 28, 2015, the Fund did not have any deposits with brokers to serve as collateral for swap contracts.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2015

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed.  In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers.  Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.  Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statement of Operations.  In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss.

For the year ended February 28, 2015, the Fund recorded net realized gain of $17,207 resulting from swap activity.  The average monthly notional amount of swaps during the year was $167,114,056 for long positions and $123,712 for short positions.

(d) Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.  Such dividend amounts are recorded on the ex-dividend date as a dividend expense.  As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  The segregated assets are valued consistent with Note 2a above.  The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.  At February 28, 2015, the Fund had deposits with brokers of $13,589,055 which served as collateral for securities sold short.  The Fund’s deposit with broker for securities sold short is with Goldman Sachs.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2015

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended February 28, 2015, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year ended February 28, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal taxing authorities for the tax periods since the commencement of operations.

(f) Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(g) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(h) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

(i) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2015

recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Distribution fees are expensed at 0.25% of average daily net assets of the Class A shares.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(j) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the specific identification method for the best tax relief order by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the interest method.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended February 28, 2014 and February 28, 2015 were as follows:

	February 28, 2014	February 28, 2015
Ordinary Income	$243,270	$3,278,918
Long-Term Capital Gain	$ 450	$2,612,309

As of February 28, 2015, the components of accumulated earnings on a tax basis were as follows:
Cost basis of investments for federal income tax purposes	$158,038,739
Gross tax unrealized appreciation	13,101,737
Gross tax unrealized depreciation	(8,214,446)
Net tax unrealized appreciation on investments	$4,887,291
Net tax unrealized depreciation on written options, forward
contracts, foreign currency, swaps, futures and short sales	(3,162,025)
Total net unrealized appreciation	1,725,266
Undistributed ordinary income	244,658
Undistributed long-term capital gain	629,369
Total distributable earnings	$874,027
Other accumulated gains	147,657
Total accumulated gains	$2,746,950

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, and investments in partnerships and contingent payment debt instruments.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2015

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended February 28, 2015, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Income/(Loss)	$8,973,055
Accumulated Net Realized Gain/(Loss)	$(8,973,055)
Paid-In Capital	$—

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at the annual rate of 1.95% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through June 28, 2016 to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage (i.e., any expense incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 2.49% and 2.74% (the “Expense Limitation Cap”) of the Fund’s average daily net assets of the Institutional Class shares and Class A shares, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  For the year ended February 28, 2015, the Adviser recouped prior period waivers for the Institutional Class amounting to $97,846.

Sub-advisory services are provided to the Fund, pursuant to agreements between the Adviser and the below listed sub-advisers.  Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of the Fund’s average daily net assets which they have been allocated to manage.

Clinton Group, Inc.
The Cambridge Strategy (Asset Management) Limited
Pinebank Asset Management, LP
Seven Locks Capital Management LP
Stadion Money Management, LLC
Whitebox Advisors LLC

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2015

distribution fee of 0.25% of the Fund’s average daily net assets of Class A shares for services to prospective Fund shareholders and distribution of Fund shares.

During the year ended February 28, 2015, the Fund accrued and owed expenses related to the 12b-1 Plan as follows:

	Fees Accrued	Fees Owed
Class A	$34,141	$6,862

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement.  The Administrator performs various administrative and accounting services including: preparing various federal and state regulatory filings, reports and returns for the Fund; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Fund’s custodian, transfer agent and accountants; coordinating the preparation and payment of the Fund’s expenses; and reviewing the Fund’s expense accruals.  For the year ended February 28, 2015, the Fund incurred $186,409 in administration and accounting fees.  At February 28, 2015, the Administrator was owed fees of $30,833.

USBFS also serves as the transfer agent to the Fund.  U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended February 28, 2015, the Fund incurred $80,686 and $38,243 in transfer agency and custody fees, respectively.  At February 28, 2015, the Fund owed fees of $14,372, and $6,074 for transfer agency and custody fees, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and U.S. Bank.

The Fund also has a line of credit with U.S. Bank (see Note 10).

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended February 28, 2015, the Fund was allocated $22,652 of the Trust’s Chief Compliance Officer fee.  At February 28, 2015, the Fund owed fees of $3,802 to USBFS for Chief Compliance Officer’s services.

For the year ended February 28, 2015, the Fund incurred $28,006 in compliance related service fees, which is included in other expenses on the Statement of Operations.  At February 28, 2015, the Fund owed fees of $4,006 to USBFS for compliance services.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2015

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Institutional Class
	Year Ended	Year Ended
	February 28, 2015	February 28, 2014
Shares sold	5,440,922	11,260,381
Shares reinvested	345,253	21,273
Shares redeemed	(7,173,211)	(980,577)
Net increase	(1,387,036)	10,301,077

Class A
	Year Ended	Period Ended
	February 28, 2015	February 28, 2014(1)
Shares sold	1,506,988	638,520
Shares reinvested	65,925	847
Shares redeemed	(422,388)	(14,156)
Net increase	1,150,525	625,211

(1) The Class A shares commenced operations on July 31, 2013.
(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities sold short and derivative instruments for the Fund for the year ended February 28, 2015, were $139,261,811 and $133,229,889, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At February 28, 2015, Charles Schwab and Co., Inc. and National Financial Services, each for the benefit of its customers, held 30.65% and 34.69% of the Fund’s outstanding Institutional Class shares, respectively.  At February 28, 2015, National Financial Services for the benefit of its customers, held 39.79% of the Fund’s outstanding Class A shares.

(10)	Line of Credit

The Fund has a line of credit with maximum borrowing for the lessor of 33.33% of the Fund’s net assets or $16,000,000, which matures on August 12, 2015.  This unsecured line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate of 3.25% as of February 28, 2015. The credit facility is with the Fund’s custodian, U.S. Bank.  The Fund did not utilize the line of credit during the year ended February 28, 2015.

COLLINS ALTERNATIVE SOLUTIONS FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders of Collins Alternative Solutions Fund and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, written options, securities sold short, open futures contracts, open forward currency contracts, interest rate swaps, and total return swaps, of Collins Alternative Solutions Fund (the “Fund”), a series of Trust for Professional Managers, as of February 28, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Collins Alternative Solutions Fund as of February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
April 29, 2015

COLLINS ALTERNATIVE SOLUTIONS FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•    information we receive about you on applications or other forms;

•    information you give us orally; and

•    information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 37.93% of its ordinary income distribution for the year ended February 28, 2015, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 28, 2015, 31.00% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

For the year ended February 28, 2015, 45.66% of taxable ordinary income distributions were designated as short-term capital gain distributions under Internal Revenue Code Section 871(k).

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-55-ALT-MF.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	38	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 59		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).
Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	38	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 58		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	38	Independent
615 E. Michigan St.		Term; Since	present); Managing		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Director, Chief		Multi-Asset
Age: 71		2009	Administrative		Endowment
			Officer (“CAO”) and		fund complex
			Chief Compliance		(three closed-
			Officer (“CCO”),		end investment
			Granite Capital		companies);
			International Group,		Independent
			L.P. (an investment		Trustee, Gottex
			management firm)		Multi-
			(1994–2011).		Alternatives
fund complex
(three closed-
end investment
companies);
Independent
Manager,
Ramius IDF
fund complex
(two closed-
end investment
companies);
Independent
Trustee, Gottex
Trust (an open-
end investment
company with
one portfolio).
Interested Trustee and Officers
Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	38	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 52		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 57	Executive	2013	Services, LLC
	Officer		(2004–present).
Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator;
Milwaukee, WI 53202	Treasurer,	January 24,	U.S. Bancorp Fund
Age: 41	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer
Rachel A. Spearo	Secretary	Indefinite	Vice President,
615 E. Michigan St.		Term; Since	U.S. Bancorp
Milwaukee, WI 53202		November 15,	Fund Services,	N/A	N/A
Age: 35		2005	LLC
(2004–present).
Adam W. Smith	Assistant	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	Secretary	Term; Since	U.S. Bancorp
Milwaukee, WI 53202		January 22,	Fund Services,
Age: 33		2015	LLC (April 2012–
present); Research
Associate, Vista360,
LLC (May 2010–
April 2012); Student,
Marquette University
Law School (August
2007–May 2012).
Anita Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer, Vice	July 1,	U.S. Bancorp Fund
Age: 54	President	2014	Services, LLC
	and Anti-		(January 2014–
	Money		present); Senior
	Laundering		Vice President,
	Officer		Ariel Investments,
LLC (2010–2013);
Vice President,
Ariel Investments,
LLC (2003–2010).

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator;
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 32		2011	Services, LLC
(2008–present).

Peter J. Chappy	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 39		2015	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-55-ALT-MF. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-55-ALT-MF, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-55-ALT-MF to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Investment Adviser	Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 8, 2013.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph. D. in accounting and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2015	FYE 2/28/2014
Audit Fees	$44,000	$25,000
Audit-Related Fees	$0	$0
Tax Fees	$4,000	$4,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2015	FYE 2/28/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2015	FYE 2/28/2014
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 8, 2013.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*                    /s/ John Buckel
John Buckel, President

Date     April 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ John Buckel
John Buckel, President

Date     April 30, 2015

By (Signature and Title)*                    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     April 30, 2015

* Print the name and title of each signing officer under his or her signature.